                                                                    EXHIBIT 10.6
________________________________________________________________________________
________________________________________________________________________________





                     TRAMMELL CROW REAL ESTATE INVESTORS

                                      TO

                   J.  HENRY SCHRODER BANK & TRUST COMPANY,
                                   Trustee

                               _______________

                                  INDENTURE

                        Dated as of November 15, 1985

                               _______________





________________________________________________________________________________
________________________________________________________________________________

                     Trammell Crow Real Estate Investors

              Reconciliation and tie between Trust Indenture Act
            of 1939 and Indenture, dated as of November 15, 1985*

Trust Indenture
  Act Section                                            Indenture Section
- ---------------                                          -----------------
SECTION 310 (a)(1)  ...............................      709
            (a)(2)  ...............................      709
            (a)(3)  ...............................      Not Applicable
            (a)(4)  ...............................      Not Applicable
            (b)  ..................................      708
Section 311 (a)  ..................................      713(a)
            (b)  ..................................      713(b)
            (b)(2)  ...............................      803(a)(2); 803(b)
Section 311 (c)  ..................................      Not Applicable
Section 312 (a)  ..................................      801; 802(a)
            (b)  ..................................      802(b)
            (c)  ..................................      802(c)
Section 313 (a)  ..................................      803(a)
            (b)  ..................................      803(b)
            (c)  ..................................      803(c)
            (d)  ..................................      803(d)
Section 314 (a)  ..................................      804
            (b)  ..................................      1110
            (c)(1)  ...............................      102
            (c)(2)  ...............................      102
            (c)(3)  ...............................      Not Applicable
            (d)  ..................................      403; 1302
            (e)  ..................................      102
Section 315 (a)  ..................................      701(a)
            (b)  ..................................      702; 803
            (c)  ..................................      701(b)
            (d)  ..................................      701(c)
            (d)(1)  ...............................      701(a)(1)
            (d)(2)  ...............................      701(c)(2)
            (d)(3)  ...............................      701(c)(3)
            (e)  ..................................      614
Section 316 (a)  ..................................      101
            (a)(1)(A) .............................      612
            (a)(1)(B) .............................      613
            (a)(2)  ...............................      Not Applicable
            (b)  ..................................      608
Section 317 (a)(1)  ...............................      603
            (a)(2)  ...............................      604
            (b)  ..................................      1103
Section 318 (a)  ..................................      107

- ---------------
* This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                              TABLE OF CONTENTS*

                               ________________

                                                                        Page
PARTIES  ............................................................    1
RECITALS OF THE REIT  ...............................................    1

                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.  Definitions:
              Acceleration Amount ...................................    3
              Account  ..............................................    3
              Act  ..................................................    3
              Additional Investments ................................    3
              Advisor  ..............................................    3
              Affiliate  ............................................    3
              Appraised Value  ......................................    3
              Appraiser  ............................................    3
              Authenticating Agent  .................................    3
              Business Day  .........................................    4
              By-Laws  ..............................................    4
              Code  .................................................    4
              Collateral  ...........................................    4
              Commission  ...........................................    4
              Corporate Trust Office  ...............................    4
              Corporation  ..........................................    4
              Debt Service  .........................................    4
              Declaration of Trust  .................................    4
              Defeasance Account  ...................................    4
              Defeasance Commencement Date  .........................    4
              Distributable Cash  ...................................    4
              Eligible Securities  ..................................    5
              Event of Default  .....................................    5
              Government Obligations  ...............................    5
              Holder  ...............................................    6
              Indenture  ............................................    6
              Independent  ..........................................    6
              Insurance Costs .......................................    6
              Maturity  .............................................    6
              Mortgage  .............................................    6
              Note Register and Note Registrar  .....................    7
              Officers' Certificate  ................................    7
              Opinion of Counsel ....................................    7
              Optional Notes  .......................................    7

- ---------------
* This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                          Page
              Other Secured Debt  ....................................      7
              Outstanding  ...........................................      7
              Overallotment Investments  .............................      8
              Paying Agent  ..........................................      8
              Permitted Liens  .......................................      8
              Person  ................................................      9
              Predecessor Note  ......................................      9
              Prior Lien  ............................................      9
              Prior Lien Obligations  ................................      9
              Property  ..............................................     10
              Property Acquisition Account  ..........................     10
              Property Acquisition Costs  ............................     10
              Redemption Account  ....................................     10
              Redemption Date  .......................................     10
              Redemption Price  ......................................     10
              REIT  ..................................................     10
              REIT Request; REIT Order  ..............................     10
              Resolution of Trust Managers  ..........................     10
              Responsible Officer  ...................................     10
              Secured Debt  ..........................................     11
              Security  ..............................................     11
              Shares  ................................................     11
              Short-Term Indebtedness  ...............................     11
              Specified Investments  .................................     11
              Stated Maturity  .......................................     11
              TCC Entity  ............................................     11
              Transfer Agent  ........................................     11
              Trust Indenture Act  ...................................     11
              Trust Managers  ........................................     11
              Trustee  ...............................................     11
              Working Capital Payments  ..............................     12
SECTION 102.  Compliance Certificates and Opinions  ..................     12
SECTION 103.  Form of Documents Delivered to Trustee  ................     13
SECTION 104.  Acts of Holders of Notes  ..............................     13
SECTION 105.  Notices, Etc., to Trustee and the REIT  ................     14
SECTION 106.  Notice to Holders; Waiver  .............................     15
SECTION 107.  Conflict with Trust Indenture Act  .....................     15
SECTION 108.  Effect of Headings
                and Table of Contents  ...............................     16
SECTION 109.  Successors and Assigns  ................................     16
SECTION 110.  Separability Clause; Limitations
                on Interest  .........................................     16
SECTION 111.  Benefits of Indenture  .................................     16
SECTION 112.  Governing Law  .........................................     17
SECTION 113.  Legal Holidays  ........................................     17
SECTION 114.  Limitation of Liability  ...............................     17

                                                                        Page
                                 ARTICLE TWO

                                THE NOTE FORM

 SECTION 201.  Form Generally  .....................................     17
 SECTION 202.  Form of Notes  ......................................     18
 SECTION 203.  Form of Trustee's Certificate of
                 Authentication  ...................................     23


                                ARTICLE THREE

                                  THE NOTES

 SECTION 301.  Titles and Terms  ...................................     24
 SECTION 302.  Denominations  ......................................     25
 SECTION 303.  Execution, Authentication,  Delivery
                 and Dating  .......................................     25
 SECTION 304.  Temporary Notes  ....................................     26
 SECTION 305.  Registration, Registration of Transfer
                 and Exchange  .....................................     27
 SECTION 306.  Mutilated, Destroyed, Lost and Stolen
                 Notes  ............................................     28
 SECTION 307.  Persons Deemed Owners  ..............................     29
 SECTION 308.  Cancellation  .......................................     29


                                 ARTICLE FOUR

                                   ACCOUNTS

 SECTION 401.  Establishment of Accounts  ..........................     30
 SECTION 402.  Payments into Property Acquisition Account ..........     30
 SECTION 403.  Use of Moneys Deposited into Property
                 Acquisition Account  ..............................     31
 SECTION 404.  Defeasance Account  .................................     34
 SECTION 405.  Redemption Account  .................................     36
 SECTION 406.  Investment of Accounts  .............................     37
 SECTION 407.  Trustee's Reliance  .................................     37


                                 ARTICLE FIVE

                          SATISFACTION AND DISCHARGE

  SECTION 501.  Satisfaction and Discharge of Indenture
                  and Mortgages  ...................................     37
  SECTION 502.  Application of Trust Money;
                  Indemnification  .................................     39

                                                                          Page
                                  ARTICLE SIX

                                   REMEDIES

SECTION 601.  Events of Default  ....................................      40
SECTION 602.  Acceleration of Maturity; Rescission
                and Annulment  ......................................      42
SECTION 603.  Collection of Indebtedness and Suits for
                Enforcement by Trustee  .............................      43
SECTION 604.  Trustee May File Proofs of Claim  .....................      44
SECTION 605.  Trustee May Enforce Claims Without
                Possession of Notes  ................................      45
SECTION 606.  Application of Money Collected  .......................      45
SECTION 607.  Limitation on Suits  ..................................      46
SECTION 608.  Unconditional Right of Holders to Receive
                Payment  ............................................      47
SECTION 609.  Restoration of Rights and Remedies  ...................      47
SECTION 610.  Rights and Remedies Cumulative  .......................      47
SECTION 611.  Delay or Omission Not Waiver  .........................      48
SECTION 612.  Control by Holders of Notes  ..........................      48
SECTION 613.  Waiver of Past Defaults  ..............................      48
SECTION 614.  Undertaking for Costs  ................................      49
SECTION 615.  Waiver of Stay or Extension Laws  .....................      49

                                 ARTICLE SEVEN

                                  THE TRUSTEE

SECTION 701.   Certain Duties and Responsibilities  .................      50
SECTION 702.   Notice of Defaults  ..................................      51
SECTION 703.   Certain Rights of Trustee  ...........................      52
SECTION 704.   Not Responsible for Recitals or Issuance
                 of Notes  ..........................................      53
SECTION 705.   May Hold Notes  ......................................      53
SECTION 706.   Money Held in Trust  .................................      53
SECTION 707.   Compensation and Reimbursement  ......................      54
SECTION 708.   Disqualification; Conflicting Interests...............      54
SECTION 709.   Corporate Trustee Required; Eligibility...............      60
SECTION 710.   Resignation and Removal; Appointment of
                 Successor  .........................................      61
SECTION 711.   Acceptance of Appointment by Successor  ..............      62
SECTION 712.   Merger, Conversion, Consolidation or
                 Succession to Business  ............................      63
SECTION 713.   Preferential Collection of Claims
                 Against the REIT  ..................................      63
SECTION 714.   Appointment of Mortgage Trustees  ....................      68

                                                                           Page
                                ARTICLE EIGHT

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND REIT

 SECTION 801.  REIT to Furnish Trustee Names
                 and Addresses of Holders  ...........................      68
 SECTION 802.  Preservation of Information; Communications
                 to Holders  .........................................      69
 SECTION 803.  Reports by Trustee  ...................................      71
 SECTION 804.  Reports by REIT  ......................................      73


                                 ARTICLE NINE

                CONSOLIDATION, MERGER, CONVEYANCE, OR TRANSFER

 SECTION 901.  The REIT May Consolidate, Etc., Only on
                 Certain Terms  ......................................      74
 SECTION 902.  Successor Substituted  ................................      75


                                 ARTICLE TEN

                           SUPPLEMENTAL INDENTURES

 SECTION 1001. Without Consent of Holders  ...........................      75
 SECTION 1002. With Consent of Holders  ..............................      76
 SECTION 1003. Execution of Supplemental Indentures  .................      78
 SECTION 1004. Effect of Supplemental Indentures  ....................      78
 SECTION 1005. Conformity with Trust Indenture Act  ..................      78
 SECTION 1006. Notice of Supplemental Indentures  ....................      78
 SECTION 1007. Reference in Notes to
                 Supplemental Indentures  ............................      79


                                ARTICLE ELEVEN

                                  COVENANTS

 SECTION 1101. Payment of Principal and Interest  ....................      79
 SECTION 1102. Maintenance of Offices or Agencies  ...................      79
 SECTION 1103. Money for Note Payment to be Held
                 in Trust  ...........................................      80
 SECTION 1104. To Keep Books; Access  ................................      81
 SECTION 1105. Trust Existence  ......................................      82
 SECTION 1106. Indebtedness  .........................................      82
 SECTION 1107. Payment of Taxes and Claims  ..........................      83

                                                              Page
 SECTION 1108. Sales of Certain Properties  ...............     83
 SECTION 1109. Statement as to Compliance  ................     83
 SECTION 1110. Further Assurances; Recording  .............     84
 SECTION 1111. Waiver of Certain Covenants  ...............     84
 SECTION 1112. Defeasance of Certain Obligations  .........     85
 SECTION 1113. Uninsured Losses  ..........................     86
 SECTION 1114. Distributions  .............................     86
 SECTION 1115. Maintenance of Title Insurance  ............     86

                     ARTICLE TWELVE

                   REDEMPTION OF NOTES

 SECTION 1201. Right of Redemption  ......................      87
 SECTION 1202. Notice to Trustee  ........................      87
 SECTION 1203. Selection by Trustee of Notes to
                 be Redeemed  ............................      87

 SECTION 1204. Notice of Redemption  .....................      88
 SECTION 1205. Deposit of Redemption Price  ..............      88
 SECTION 1206. Notes Payable on Redemption Date  .........      88
 SECTION 1207. Notes Redeemed in Part  ...................      89

                    ARTICLE THIRTEEN

                        RELEASES

 SECTION 1301. Possession by the REIT;
                 Dispositions without Release  ...........      89
 SECTION 1302. Releases  .................................      90
 SECTION 1303. Powers Exercisable Notwithstanding
                 Default  ................................      91
 SECTION 1304. Powers Exercisable by Trustee or
                 Receiver  ...............................      91
 SECTION 1305. Purchaser Protected  ......................      92
 TESTIMONIUM  ............................................      92
 SIGNATURES ..............................................      92
 ACKNOWLEDGEMENTS ........................................      93

 SCHEDULE I  ...............................  Specified Investments
 SCHEDULE II  ..................................  List of Mortgages
 ANNEX A ......................................... Form of Mortgage

     INDENTURE, dated as of November 15, 1985, between Trammell Crow Real Estate Investors, a real estate investment trust duly organized and existing under the laws of the State of Texas, (herein called the "REIT"), having its principal office at 3500 LTV Center, Dallas, Texas 75201, and J. Henry Schroder Bank & Trust Company, a banking corporation duly organized and existing under the laws of the State of New York as Trustee (herein called the "Trustee") having its Corporate Trust Office at One State Street Plaza, New York, New York 10015.

                              RECITALS OF THE REIT

     The REIT has duly authorized the creation of an issue of its Zero Coupon Notes due 1997 (the "Notes"); and to secure the Notes and to provide for their authentication and delivery by the Trustee, the REIT has duly authorized the execution and delivery of this Indenture.

     All things necessary to make the Notes, when executed by the REIT, authenticated and delivered hereunder and duly issued by the REIT, the valid obligations of the REIT and to make this Indenture a valid agreement of the REIT in accordance with their and its respective terms, have been done.

                                GRANTING CLAUSES

     NOW, THEREFORE, the REIT, in consideration of the premises and the acceptance by the Trustee of the trust hereby created and of the purchase and acceptance of the Notes by the Holders, and in order to secure the payment of the Notes according to their tenor and effect and to secure the performance and observance by the REIT of all the covenants and obligations expressed or implied herein and in the Notes, does hereby grant, alienate, bargain, sell, convey, transfer, assign, mortgage and pledge unto or for the benefit of the Trustee, and its successors in trust and assigns forever, all right, title, and interest of the REIT in all moneys and securities from time to time held by the Trustee under the terms of this Indenture
 (other than any part thereof which is specifically stated herein not to be deemed part of the Collateral), all property described in the Mortgages listed on Schedule II hereto, subject to Permitted Liens and Prior Liens and any substitutions of, additions to or proceeds arising from any of the foregoing.

     TO HAVE AND TO HOLD all and singular said property, whether now owned or hereafter acquired, unto the Trustee and its respective successors in trust and assigns forever.

     IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth for the equal and ratable benefit, security, and protection of all present and future Holders of the Notes issued under and secured by this Indenture without privilege, priority, or distinction as to the lien or otherwise (except as herein expressly provided) of any of the Notes over any of the other Notes.

     THIS INDENTURE FURTHER WITNESSETH, and it is expressly declared, that all Notes issued and secured hereunder are to be issued, authenticated and delivered, and all said property, rights, and interests, including, without limitation, the amounts hereby assigned, are to be dealt with and disposed of, under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes hereinafter expressed, and that the REIT has agreed and covenanted, and does hereby agree and covenant with the Trustee and with the respective owners, from time to time, of said Notes, or any part thereof, as follows:

                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

 SECTION 101.   Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

      Certain terms, used principally in Article Seven, are defined in that Article.

      "Acceleration Amount" has the meaning specified in the form of Note set forth in Section 202.

      "Account" means the Property Acquisition Account,  the
  Defeasance Account or the Redemption Account.

      "Act", when used with respect to any Holder of a Note, has the meaning specified in Section 104.

      "Additional Investments" means any investment permitted by the By-Laws other than the Specified Investments or Overallotment Investments.

      "Advisor" means Trammell Crow Ventures, Ltd., a Texas limited partnership acting through its general partner, Trammell Crow Ventures, Inc., a Texas corporation, or such other Person as to whom the REIT may give written notice to the Trustee.

      "Affiliate" of the Trustee means any other Person directly or indirectly controlling or controlled by or under direct or
  indirect common control with the Trustee.   For the purposes of
  this definition, "control" when used with respect to the Trustee means the power to direct the management and policies of the Trustee, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Appraised Value" means fair market value as determined by an Appraiser selected by the REIT.

     "Appraiser" means an Independent engineer, appraiser or other expert who may be employed by the REIT or the Advisor on behalf of the REIT.

     "Authenticating Agent" means the Trustee.

     "Business Day"   means each Monday, Tuesday, Wednesday,
 Thursday and Friday which is not a day on which banking institutions in the State of New York are authorized or obligated by law to close.

     "By-Laws", means the By-Laws of the REIT, as amended from time to time.

     "Code" means the Internal Revenue Code of 1954,  as amended.

     "Collateral" means all money, instruments and other property subject to the lien of this Indenture or any of the Mortgages.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Corporate Trust Office" means the principal office of the Trustee in the Borough of Manhattan, the City of New York, at which at any particular time its corporate trust business shall be administered, which office at the date of the original execution of this Indenture is located at One State Street Plaza, New York, New York 10015.

     "Corporation" includes corporations, associations, companies and business trusts.

     "Debt Service" means,  for any period,  the sum of
 (i) interest expense (other than amortization of original issue discount) actually payable on all indebtedness of the REIT for such period and (ii) the principal amount of indebtedness of the REIT that matured on, or was by its terms due to be repaid or renewed during such period.

     "Declaration of Trust" means that certain Declaration of Trust of the REIT, dated as of September 26, 1985, as amended from time to time.

     "Defeasance Account" means the account of that name established pursuant to Section 401 of this Indenture.

     "Defeasance Commencement Date" means November 27,  1993.

     "Distributable Cash" for any period means operating income of the REIT less tenant improvements, leasing commissions, advisory and incentive management fees and administrative expenses, plus interest income.

      "Eligible Securities" means such of the following obligations or securities maturing (or redeemable at the option of the Trustee) or marketable prior to the maturities thereof, at such time or time as to enable disbursements to be made from the Account in which such investment is held in accordance with the terms hereof:

      (a)  Government Obligations;

      (b) interest-bearing deposit accounts (which may be represented by certificates of deposit) of one or more national or state banks insured by the Federal Deposit Insurance
  Corporation (which may include the Trustee or the Paying Agent);

      (c) prime commercial paper rated P-1 by Moody's Investors Service, Inc. or A-1+ by Standard & Poor's Corporation and secured by interests in mortgages on real property;

      (d) bonds, debentures, notes or other evidences of indebtedness issued by any of the following federal agencies:
  Bank for Cooperatives; Export-Import Banks of the United States; Federal Financing Banks; Federal Intermediate Credit Banks; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal Land Banks; the Government National Mortgage Association; the Tennessee Valley Authority; the United States Postal Service; or any agency or instrumentality of the United States of America which shall be established for the purpose of acquiring the obligations of any of the foregoing or otherwise providing financing therefor; and

      (e) repurchase agreements (including those issued by the Trustee or the Paying Agent) under which Government Obligations are sold to and deposited with the Trustee or a custodian on behalf of the Trustee.

      "Event of Default" has the meaning specified in Section 601.

      "Government Obligations" means securities which are
  (i) direct obligations of the United States for the payment of which its full faith and credit is pledged, or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case are not callable or
  redeemable at the option of the issuer thereof.   Government

 Obligations shall also include a depositary receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depositary receipt; provided, however, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depositary. receipt.

     "Holder", when used with respect to any Note, means the Person in whose name the Note is registered in the Note Register.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

     "Independent" when used with respect to any specified Person means such a Person who (i) is not a TCC entity, (ii) does not own any interest in a TCC Entity, and (iii) does not perform any other services for the REIT or any TCC Entity except in the capacity in which he is performing services for the REIT and with respect to which such Person's independence is at issue. Whenever it is herein provided that any independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by a REIT Order and approved by the Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read this definition and that the signer is independent within the meaning hereof.

     "Issuance Costs" mean costs incurred by or on behalf of the REIT in connection with the issuance of the Notes, directly or indirectly.

     "Maturity", when used with respect to any Note, means the date on which the principal of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Mortgage" means the mortgage, deed of trust, security agreement or other security instrument, as applicable under local law, substantially in the forms of Annex A to be executed by the REIT in favor or for the benefit of the Trustee for the ratable benefit of the Holders, which creates a valid, prior and enforceable lien on the Property of the REIT described therein subject only to Permitted Liens and Prior Liens, as the same may be from time to time amended or supplemented, and which contains such other provisions as may be required by local law in the opinion of counsel, to grant such valid, prior and enforceable lien.

     "Note Register" and "Note Registrar" have the respective meanings specified in Section 305.

     "Officers' Certificate" means a certificate signed by any Trust Manager or any authorized officer of the REIT or by the Advisor on behalf of the REIT and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel employed by the REIT, or any TCC Entity, and who shall be reasonably acceptable to the Trustee.

     "Optional Notes" means up to an aggregate of $23,439,000 principal amount at Stated Maturity of Notes that may be issued and sold in conjunction with the exercise of an overallotment option on the Shares.

     "Other Secured Debt" means all secured indebtedness of the REIT for borrowed money other than Secured Debt.

     "Outstanding", when used with respect to Notes means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

          (i) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

         (ii) Notes for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the REIT) in trust or in the Redemption Account or set aside and segregated in trust by the REIT (if the REIT shall act as its own Paying Agent) for the Holders of such Notes; provided that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

         (iii) Notes which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the REIT;

  provided, however,  that in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of
  Holders of Notes for quorum purposes, Notes owned by the REIT or by any Person directly or indirectly cotrolling or controlled by or under direct or indirect common control with the REIT, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum,  only Notes which the Trustee knows to be
  so owned shall be so disregarded.   Notes so owned which have
  been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the REIT or any TCC Entity.

      "Overallotment Investments" means the interests in any one or more real estate investments (i) approved by a majority of the Independent Trust Managers, (ii) located outside Texas,
  (iii) of the same general types and quality as the Specified Investments, (iv) developed and owned by TCC Entities, and
  (v) acquired with the proceeds of the Optional Notes and the Shares sold pursuant to an overallotment option thereon.

      "Paying Agent" means any Person authorized by the REIT to pay the principal of or interest, if any, on any Notes on behalf of the REIT.

      "Permitted Liens" means (i) liens for taxes and assessments, both general and special, not yet due and payable or which are due and payable but not yet delinquent or which are currently being contested in good faith by appropriate proceedings;
  (ii) liens of mechanics, materialmen, warehousemen, carriers or other like liens for services or materials for which payment is not yet due or which is being contested in good faith by appropriate proceedings; (iii) landlords' liens for rentals not yet due and payable; (iv) liens in respect of judgments or awards with respect to which the REIT shall in good faith currently be prosecuting an appeal or proceedings for review and with respect to which the REIT shall have secured a stay of execution pending such appeal or proceedings for review, provided the REIT shall have set aside on its books adequate reserves with respect thereto; (v) easements and rights granted by any predecessor in title of the REIT; (vi) easements, leases, reservations or other rights of others in any Property of the REIT for streets, roads, bridges, pipes, pipe lines, railroads, electric transmission and distribution lines, telegraph and telephone lines, the removal of oil, gas, coal or other minerals and for other similar purposes, flood rights, river control and development rights, sewage and drainage rights, none of which impair the use of the Property by the REIT in the operation of its business; (vii) liens or privileges of any employees of the REIT for salary or wages earned but not yet payable, (viii) any lien or privilege vested in any lessor, licensor or permittor for rent to become due or for other obligations or acts to be performed, the payment of which rent or the performance of which other obligations or acts is required under leases, subleases, licenses or permits, so long as the payment of such rent or the performance of such other obligations or acts is not delinquent;
 (ix) encumbrances and restrictions consisting of zoning restrictions, assessments or other restrictions on the use of real property, none of which impair the use of the Property by the REIT in the operation of its business; (x) any other conditions, covenants, restrictions or exceptions to the title of the Property specified in any title insurance policy obtained by the REIT upon acquisition of the Property; and (xi) leases affecting any Property prior to or simultaneously with its acquisition by the REIT.

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under
 Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

     "Prior Lien" means any mortgage, lien, charge or encumbrance on or pledge of a security interest in any Property which exists at the time of its acquisition by the REIT which is prior to or on a parity with the lien of this Indenture, other than Permitted Liens.

     "Prior Lien Obligations" means any indebtedness and the evidence thereof, if any, secured by a Prior Lien.

     "Property" means the interests of the Trust in (i) the Specified Investments, (ii) the Overallotment Investments, if any, and (iii) the Additional Investments, if any.

     "Property Acquisition Account" means the account of that name established pursuant to Section 401 of this Indenture.

     "Property Acquisition Costs" means costs incurred by or on behalf of the REIT in connection with the acquisition of or investment in any Property, directly or indirectly, or to repair, rebuild, replace or restore any Property destroyed or damaged.

     "Redemption Account" means the account of that name established pursuant to Section 401 of this Indenture.

     "Redemption Date", when used with respect to any Note to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Note to be redeemed, means its principal amount at Stated Maturity.

     "REIT" means the Person named as the "REIT" in the first paragraph of this Indenture until a successor trust shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "REIT" shall mean such successor trust.

     "REIT Request" or "REIT Order" means a written request or order signed in the name of the REIT by any of its Trust
 Managers, authorized officers or by the Advisor on behalf of the REIT and delivered to the Trustee.

     "Resolution of the Trust Managers" means a copy of a resolution certified by a Trust Manager to have been duly adopted by the Trust Managers of the REIT and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Responsible Officer", when used with respect to the Trustee, means the chairman or vice-chairman of the board of directors of the Trustee, the chairman or vice-chairman of the executive committee of said board, the president, any vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller, any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Secured Debt" shall mean the then-accreted amount of the Notes secured pursuant to this Indenture.

     "Security" shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

     "Shares" shall mean the shares of beneficial interest, par value $0.10 per share, of the REIT.

     "Short-Term Indebtedness" means indebtedness of the REIT for borrowed money which by its terms is payable on demand or matures not more than one year from the date of its incurrence.

     "Specified Investments" means (i) the fee simple interest in each of the real estate investments listed on Schedule I hereto and (ii) the 99.99% interests in each of Crow-Maryland #2, a Texas limited partnership, and Crow-Patapsco Service Center #2 Ltd., a Texas limited partnership.

     "Stated Maturity" when used with respect to any Note, means the date specified in such Note as the fixed date on which the principal of such Note is due and payable.

     "TCC Entity" means the general partnerships, limited partnerships, joint ventures and corporations that operate under the name "Trammell Crow Company" and the individuals who are members of the Management Board of, or are designated as Partners in the Firm or Regional Partners of Trammell Crow
 Company.

     "Transfer Agent" means any Person, which may be the REIT or the Advisor, authorized by the REIT to exchange or register the transfer of Notes.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed.

     "Trust Managers" means the persons named as Trust Managers in the Declaration of Trust.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder.

     "Working Capital Payments" means, in the aggregate, up to an amount, if any, by which the amount initially deposited into the Property Acquisition Account pursuant to Section 402(a) hereof exceeds the aggregate gross purchase price (less assumed debt) be paid by the REIT under purchase agreements for each of the Specified Investments.

  SECTION 102.   Compliance Certificates and Opinions.

     Upon any application or request by the REIT to the Trustee take any action under any provision of this Indenture, the REIT shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every Officer's Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include

         (1) a statement that the Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether, in the opinion of such Person, such condition or covenant has been complied with.

 SECTION 103.   Form of Documents Delivered to Trustee.

    In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

    Any certificate or opinion of an officer of the REIT may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his
certificate or opinion is based are erroneous.   Any such
certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the REIT stating that the information with respect to such factual matters is in the possession of the REIT, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

    Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.   Acts of Holders of Notes.

    (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor
signed by such Holders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is
hereby expressly required,  to the REIT.   Such instrument or
instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holder or Holders signing such instrument or instruments.
Proof of execution of any such instrument or of a writing
 appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 701) conclusive in favor of the Trustee and the REIT, if made in the manner
 provided in this Section.   At any time prior to (but not after)
 the evidencing to the Trustee, as provided in this Section, of the Act of the Holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such Act, any Holder of a Note who is shown by the evidence to be one of the Holders who consented to such Act may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in this Section, revoke such Act so far as concerns such Holder's Note.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner reasonably acceptable to the Trustee.

     (c) The principal amount and serial numbers of Notes held by any Person, and the date of holding the same, shall be proved by the Note Register.

     (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the REIT in reliance thereon, whether or not notation of such action is made upon such Note.

     (e) The Trustee shall not be bound to recognize any person as a Holder of a Note unless title to such Note is proved by the Note Register.

 SECTION 105.   Notices, Etc., to Trustee and the REIT.

     Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (1) the Trustee by any Holder or by the REIT shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust
    Department, or

          (2) the REIT by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or telexed or telecopied and confirmed by mail first-class postage prepaid, addressed to it at the address of its principal office specified in the first paragraph of this instrument, to the attention of the Advisor, or at any other address previously furnished in writing to the Trustee by the REIT.

 SECTION 106.   Notice to Holders; Waiver.

     Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Note Register, not later than the latest date and not earlier than the earliest date prescribed for the giving of such notice.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders as shall be made with the approval of the Trustee shall constitute
 a sufficient notification for every purpose hereunder.   In any
 case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

     Where this Indenture provides for notice in any manner,
 such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such
 waiver shall be the equivalent of such notice.   Waivers of
 notice by Holders of Notes shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

 SECTION 107.   Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture
 Act, such required provision shall control.

 SECTION 108.   Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

 SECTION 109.   Successors and Assigns.

     All covenants and agreements in this Indenture by the REIT shall bind its successors and assigns, whether so expressed or not.

 SECTION 110.   Separability Clause; Limitations on Interest

     In case any provision in this Indenture o[ the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any
 way be affected or impaired thereby.   Furthermore,  all
 agreements of the REIT whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid to the Holders for the use, forebearance or detention of the indebtedness evidenced by the Notes or for the performance or payment of any covenant or obligation contained herein, exceed the maximum amount permissible under applicable law from time to time in effect.
 If for any reason whatsoever fulfillment of any provision hereof or of any other document evidencing, securing or pertaining to this Indenture, including but not limited to the Mortgages, at the time performance of such provision shall be due, shall involve transcending the limit of validity; and if under any such cirumstances the REIT shall ever receive anything of value deemed interest under applicable law from time to time in effect which would exceed interest at the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under the Notes and not to the payment of interest, or if such amount that would be excessive interest exceeds the unpaid balance of principal of the Notes, such excess shall be refunded to the Holders.

 SECTION 111.   Benefits of Indenture.


     Nothing in this Indenture, the Mortgages or the Notes, express or implied, shall give to any Person, other than the parties hereto and thereto, their successors hereunder and thereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture or the Mortgages.

  SECTION 112.   Governing Law.

      This Indenture and the Notes shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the principles of conflict of laws thereof except to the extent the internal real property laws and secured transactions laws of the states in which the Properties are located must necessarily control.

  SECTION 113.   Legal Holidays.

      In any case where any Redemption Date or the Stated Maturity of the Notes shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) payment of principal need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the Redemption Date or at the Stated Maturity; provided that no interest shall accrue for the period from and after such Redemption Date or Stated Maturity, as the case may be.

  SECTION 114.   Limitation of Liability.

      Any obligation or liability whatsoever of the REIT which may arise at any time under this Indenture, the Mortgages or the Notes, or any obligation or liability incurred by it pursuant to any other instrument, transaction or undertaking contemplated by this Indenture, the Mortgages or the Notes, shall be satisfied, if at all, out of the REIT's property only. No such obligation or liability shall be personally binding upon nor shall there be any resort for the enforcement thereof to the private property of any of its Trust Managers, shareholders, officers, employees or agents, regardless of whether such obligations or liability is in the nature of contract, tort or otherwise.

                                  ARTICLE TWO

                                 THE NOTE FORM

  SECTION 201.   Form Generally.

      The Notes shall be in substantially the form set forth in this Article with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Trust Managers executing such Notes, as evidenced by their execution.

      The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

      The Notes shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Notes may be listed, all as determined by the Trust Managers executing such Notes, as evidenced by their execution of such Notes.

  SECTION 202.   Form of Notes.

                                 {Form of Face}

      FOR PURPOSES OF SECTION 1273 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1954, AS AMENDED, THE ISSUE PRICE OF THIS
  SECURITY IS      % OF  ITS PRINCIPAL AMOUNT AND THE ISSUE DATE  IS
  NOVEMBER 27,  1985.

                      TRAMMELL CROW REAL ESTATE  INVESTORS
                           Zero Coupon Note Due 1997

 No.                                                   $

     Trammell Crow Real Estate Investors, a real estate investment trust duly organized and existing under the laws of the State of Texas (herein called the "REIT", which term includes any successor to the REIT under the Indenture referred to on the reverse hereof), for value received, hereby promises
 to pay to                       , or registered assigns,  the
 principal sum of                          Dollars on November 27,
 1997.   The principal of this Note shall not bear interest
 except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in each such case the overdue principal of this Note shall bear interest at the rate of 14.70% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly
 provided for.   Interest on any overdue principal shall be
 payable on demand.   Payment of the principal of and any such
 interest on this Note shall be made at the office of the Paying Agent, who initially shall be the Trustee, in the Borough of

Manhattan,  the City of New York.   All such payments shall be
made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

    Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth in this place.

    Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

    IN WITNESS WHEREOF, the REIT has caused this Note to be duly executed.

Dated:

                                    Trammell Crow Real Estate Investors

                                    By ________________________________
                                                Trust Manager



                               {Form of Reverse}

    This Note is one of a duly authorized issue of securities of the REIT designated as its Zero Coupon Notes due 1997 (herein called the "Notes"), limited in aggregate principal amount at Stated Maturity to $156,259,000 (plus up to an aggregate additional principal amount at Stated Maturity of $23,439,000) issued and to be issued pursuant to an Indenture, dated as of November 15, 1985 (herein called the "Indenture"), between the REIT and J. Henry Schroder Bank & Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the REIT, the Trustee and the Holders of the Notes, of the terms upon which the Notes are, and are to be, authenticated and delivered and for a statement
of the nature and extent of the security for the Notes.   The
Notes will be equally and ratably secured pursuant to the Indenture.

     The Notes are subject to redemption, in whole or in part, from time to time after November 27, 1995, at 100% of the principal amount at Stated Maturity of the Notes, at the election of the REIT, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the Holders of the Notes at their addresses as
 they appear on the Note Register.   In the event of redemption of
 this Note in part only, a new Note or Notes for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     The Indenture contains provisions for the defeasance of all portion of the Notes upon the satisfaction of certain
 conditions.   Upon defeasance of all Outstanding Notes,  the REIT
 shall not be required to comply with certain restrictive covenants and certain events shall no longer constitute Events of Default with respect to the Notes.

     If an Event of Default shall occur and be continuing, an amount of principal of the Notes (the "Acceleration Amount") may
 be declared due and payable on demand.   Interest,  if any,  on any
 principal not punctually paid or duly provided for shall be calculated as provided in the Indenture and shall be payable to the person in whose name the Note is registered at the close of business on a record date for the payment of interest, if any, to be fixed by the Trustee as provided in the Indenture,  notice of which shall be mailed to the Holder of the Note not less than
 10 days prior to such record date, or may be payable in any other lawful manner not inconsistent with the requirements of
 any securities exchange on which the Notes may be listed.   Any
 Interest on the Notes shall cease to accrue on the payment date
 fixed by the Trustee.   In case of a declaration of acceleration
 on or before November 27, 1985 or on the twenty-seventh day of May or November in any year, the Acceleration Amount per $1,000 principal amount at Stated Maturity of the Notes shall be equal to the amount set forth in respect of such date below:

                                                      Acceleration
                                                         Amount
                                                       per $1,000
                                                        principal
                                                        amount at
                                                         Stated
            Date of declaration                         Maturity
            -------------------                       -------------
       On or before November,  1985                    $   228.19
       May,  1986                                          242.68
       November,  1986                                     258.09
       May,  1987                                          274.48
       November,  1987                                     291.91
       May,  1988                                          310.45
       November,  1988                                     330.16
       May,  1989                                          351.13
       November,  1989                                     373.42
       May,  I990                                          397.13
       November,  1990                                     422.35
       May,  1991                                          449.17
       November,  1991                                     477.69
       May,   1992                                         508.03
       November,  1992                                     540.29
       May,   1993                                         574.60
       November,  1993                                     611.08
       May,  1994                                          649.89
       November,  1994                                     691.15
       May,  1995                                          735.04
       November,  1995                                     781.72
       May,  1996                                          831.36
       November,  1996                                     884.15
       May,  1997                                          940.29
       At Stated Maturity                              $ 1,000.00

    and in case of a declaration of acceleration on any other date, the Acceleration Amount shall be equal to the Acceleration Amount as of the next preceding date set forth in the table above, plus accrued original issue discount (computed by the REIT using the interest method) from such next preceding date to the date of declaration, calculated at the yield to maturity. For the purpose of this computation the yield to maturity is 12.70%, compounding semi-annually on the twenty-seventh day of each May and November calculated on the basis of the actual
    number of days elapsed on the basis of a 360-day year.   Upon
    payment (i) of the Acceleration Amount so declared due and payable and (ii) of interest on any overdue principal (to the extent that the payment of such interest shall be legally enforceable), all of the REIT's obligations in respect of the payment of the principal of and interest, if any, on the Notes shall terminate.

        The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the REIT and the rights of the Holders of the Notes under the Indenture at any time by the REIT and the Trustee with the consent of the Holders of 66-2/3% of the aggregate principal amount at Stated Maturity of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount at Stated Maturity of the Notes at the time Outstanding, on behalf of the Holders of all the Notes, to waive compliance by the REIT with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any security issued upon the registration of transfer hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the REIT, which is absolute and unconditional, to pay the principal at Stated Maturity of and interest, if any, on this Note at the times, places and rate, and in the coin or currency, herein prescribed as provided in the Indenture.

        As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Note Register upon surrender of this Note for registration of transfer at the office or agency of the REIT in the Borough of Manhattan, the City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the REIT and the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

        The Notes are issuable only in registered form without coupons in denominations as provided in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

       No service charge shall be made for any such registration of transfer or exchange, but the REIT may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        Prior to due presentment of this Note for registration of transfer, the REIT, the Trustee and any agent of the REIT or the Trustee may treat the Person in whose name this Note is registered as the owner thereof for all purposes, whether or not this Note be overdue, and neither the REIT, the Trustee nor any such agent shall be affected by notice to the contrary.

        Recourse for the payment of the principal of this Note or interest on any such principal that is overdue, or for any claim based herein or otherwise in respect hereof, and recourse under or upon any obligation, covenant or agreement of the REIT under the Indenture or this Note shall be satisfied, if at all, out of the REIT's property only. No such obligation or liability shall be personally binding upon nor shall recourse be had to, the private property of its Trust Managers, shareholders, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

        The Indenture and the Notes shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the principles of conflict of laws thereof except to the extent the internal real property laws and secured transactions laws of the states in which the REIT's properties are located must necessarily control.

        All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

    SECTION 203.   Form of Trustee's Certificate of Authentication.

        This is one of the Notes referred to in the within mentioned Indenture.

                            J. Henry Schroder Bank & Trust
                              Company

                            By ______________________________
                                   Authorized Officer

                                 ARTICLE THREE

                                   THE NOTES

    SECTION 301.   Titles and Terms.

        (a) The aggregate principal amount at Stated Maturity of Notes which may be authenticated and delivered under this Indenture is limited to $156,259,000, plus such amount of Optional Notes up to an aggregate principal amount at Stated Maturity of $23,439,000 which shall be authenticated and delivered upon REIT Order, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 304, 305, 306 or 1207.

        (b) The Notes shall be known and designated as, and the principal of and interest, if any, on the Notes shall be payable as provided herein and in, the form of Notes set forth in Section 202.

        (c) If principal on any Note is not punctually paid or provided for at Maturity, then interest on such principal shall be payable at the rate of 14.70% per annum (to the extent that the payment of such interest shall be legally enforceable). Interest, if any, shall be paid as provided below:

       (1) The REIT shall notify the Trustee in writing of the amount of interest, if any, due on the Notes and the date of the proposed payment, and at the same time the REIT shall deposit with the Trustee an amount off money equal to the aggregate amount proposed to be paid in respect of interest, if any, thereon or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when so deposited to be held in trust for the benefit of the persons entitled to such unpaid amounts as in this Subsection provided. Thereupon, the Trustee shall fix a record date for the payment of interest, if any, which shall be not more than 20 nor less than 10 days prior to the date of the proposed payment. The Trustee shall promptly notify the REIT of such record date and, in the name and at the expense of the REIT, shall cause notice of the proposed payment of interest, if any, and the record date therefor to be mailed, first-class, postage prepaid, to each Holder at the Holder's address as it appears on the Note Register not less than 10 days prior to the proposed payment date. Notice of the proposed payment of interest, if any, and the record date therefor having been mailed as aforesaid, interest, if any, shall be paid to the persons in whose names the Notes are registered at the close of business on such record date, and shall no longer be payable pursuant to the following Subsection (2). Any Interest shall cease to accrue on such payment date.

       (2) The REIT may make payment of interest, if any, in any other lawful manner not inconsistent with the requirements of any Securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the REIT to the Trustee of the proposed payment pursuant to this Subsection, such payment shall be deemed practicable by the Trustee.

       (d) The REIT shall notify the Trustee in writing of the Acceleration Amount proposed to be paid on each Note and the date of the proposed payment. The principal of the Notes shall be payable at the office or agency of the Paying Agent upon presentation and surrender of the Note at such office or agency. All such payments shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

       (e)   The Notes shall be redeemable as provided in Article
   Twelve.

   SECTION 302.   Denominations.

       The Notes shall be issuable in denominations of $1,000 and integral multiples thereof.

   SECTION 303.   Execution, Authentication, Delivery and Dating.

       The Notes shall be executed on behalf of the REIT by any of its Trust Managers. The signature of any of the Trust Managers on the Notes may be manual or facsimile.

       Notes bearing the manual or facsimile signatures of individuals who were at any time Trust Managers of the REIT shall bind the REIT, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

       At any time and from time to time after the execution and delivery of this Indenture, the REIT may deliver Notes executed by the REIT to the Trustee for authentication, together with a REIT Order for the authentication and delivery of such Notes;

   and the Trustee in accordance with the REIT Order shall authenticate and deliver such Notes as in this Indenture provided and not otherwise.

       Each Note shall be dated the date of its authentication.

       No Note shall be secured by or entitled to any benefit under this Indenture or the benefit of the lien of any of the Mortgages or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authencicated and delivered hereunder and is entitled to the benefits of this Indenture.

   SECTION 304.   Temporary Notes.

       Pending the preparation of definitive Notes, the REIT may execute, and upon REIT Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, type-written, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Trust Managers executing such Notes may determine, as evidenced by their execution of such Notes.

       If temporary Notes are issued, the REIT will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at any office or agency of the REIT designated pursuant to Section 1102, without service charge to the Holder; provided however that, the REIT may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Upon surrender for cancellation of any one or more temporary Notes the REIT shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

    SECTION 305.   Registration, Registration of Transfer and
                   Exchange.

        The REIT shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the REIT being herein sometimes collectively referred to as the "Note Register") in which, subject to such reasonable regulations as the REIT may prescribe, the REIT shall provide for the registration of the Notes and of transfers of the Notes. The Trustee is hereby initially appointed "Note Registrar" for the purpose of registering the Notes and transfers of the Notes as herein provided.

        Upon surrender for registration of transfer of any Note at an office or agency maintained by the REIT for such purpose, the REIT shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes, of any authorized denominations and of a like aggregate principal amount.

        At the option of the Holder, the Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any office or agency maintained by the REIT for such purpose. Whenever any Notes are so surrendered for exchange, the REIT shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

        All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the REIT, evidencing the same debt, and entitled to the same security and benefits under this Indenture and the Mortgages, as the Notes surrendered upon such registration of transfer or exchange.

        Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the REIT or the Note Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the REIT and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

        No service charge shall be made for any registration of transfer or exchange of Notes, but the REIT may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Sections 304 and 1207 not involving any transfer.

       The REIT shall not be required (i) to issue, register the transfer of or exchange Notes during a period beginning at the opening of business 15 calendar days before any selection of Notes to be redeemed and ending at the close of business on the day of the mailing of the relevant notice of redemption or, if there is no mailing, the first publication of the relevant notice of redemption or (ii) to register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

   SECTION 306.   Mutilated, Destroyed, Lost and Stolen Notes.

       If any mutilated Note is surrendered to the Trustee, the REIT shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

      If there shall be delivered to the REIT and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the REIT or the Trustee that such Note has been acquired by a bona fide purchaser, the REIT shall execute and upon the REIT's request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

      In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the REIT in its discretion may, instead of issuing a new Note, pay such Note (without surrender thereof, except in the case of a mutilated
  Note), if the Person seeking such payment shall furnish the REIT and the Trustee with such security and indemnity as each may require to hold-each of them harmless, and in the case of destruction, loss or theft, evidence to the satisfaction of the REIT and the Trustee of the destruction, loss or theft of such Note and the ownership thereof.

      Upon the issuance of any new Note under this Section, the REIT may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

       Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the REIT, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and any such new Note shall be entitled to all the benefits of this Indenture and the Mortgages equally and proportionately with any and all other Notes duly issued hereunder.

       The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

   SECTION 307.   Persons Deemed Owners.

       Prior to due presentment of a Note for registration of transfer, the REIT, the Trustee and any agent of the REIT or the Trustee may treat the Person in whose name such Note is registered as the owner of such Registered Note for the purpose of receiving payment of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the REIT, the Trustee nor any agent of the REIT or the Trustee shall be affected by notice to the contrary.

   SECTION 308.   Cancellation.

       All Notes surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Notes so delivered shall be promptly cancelled by the Trustee. The REIT may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the REIT may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be destroyed (and the Trustee shall deliver to the REIT a certificate in respect of such destruction), unless the Trustee is otherwise directed by a REIT Order. If the REIT shall acquire any of the Notes, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes, which shall be considered outstanding for purposes of this Section only unless and until the same are delivered or surrendered to the Trustee for cancellation.

                                  ARTICLE FOUR

                                    ACCOUNTS

SECTION 401.   Establishment of Accounts.

    There are hereby created the following trust accounts which shall be held in trust by the Trustee: the Property Acquisition Account, the Defeasance Account and the Redemption Account. Each such Account shall be maintained by the Trustee as a separate and distinct trust account to be held, invested, disbursed and administered as provided in this Indenture. All money deposited in such Accounts and pursuant to Section 501 shall be used solely for the purposes set forth in this Indenture and shall be segregated from and not commingled with any other funds held by the Trustee.

SECTION 402.   Payments into Property Acquisition Account.

    (a) The REIT shall deliver to the Trustee, and the Trustee shall deposit into the Property Acquisition Account at the time of the issuance of the Shares sold in the public offering thereof, the gross proceeds of the sale of the Notes, together with the net proceeds of the public offering of the Shares.

    (b) The REIT shall deliver to the Trustee, and the Trustee shall deposit into the Property Acquisition Account, the gross proceeds of the issuance and delivery of any Optional Notes, together with the net proceeds of additional Shares issued in conjunction with an overallotment option thereon.

    (c) Upon the sale or refinancing of any Property prior to the Defeasance Commencement Date, the REIT shall deliver to the Trustee, and the Trustee shall deposit into the Property Acquisition Account, such portion of the net proceeds received by the Trustee therefor as the Trust Managers shall deem necessary or appropriate to protect the interests of the Holders hereunder, which amount shall be specified in an Officer's Certificate delivered by the REIT to the Trustee; provided, however, that notwithstanding the foregoing, the Trust Managers shall be entitled to deduct and set aside from the net proceeds of any such sale or refinancing an amount which they deem sufficient to pay any taxes thereon.

    (d) Prior to the Defeasance Commencement Date, the Trustee shall deposit into the Property Acquisition Account such portion of the net proceeds of insurance (other than business
interruption insurance) or from any condemnation proceedings received by the Trustee in respect of any Property as the Trust Managers shall deem necessary or appropriate to protect the interests of the Holders hereunder, which amount shall be specified in an Officer's Certificate delivered by the REIT to the Trustee; provided, however, that notwithstanding the foregoing, the Trust Managers shall be entitied to deduct and set aside from the net proceeds of any such insurance or condemnation proceedings an amount which they deem sufficient
    (A) to pay any taxes thereon or (B) to repair or restore the Property as specified in a certificate of Appraiser delivered by
    the REIT to the Trustee.   Any such deduction and any excess
    proceeds shall be paid by the Trustee to the REIT, as specified
    in the Officer's Certificate.   Any appraisal or adjustment of
    any loss or damage of or to any part of any Property or any settlement in respect thereof which may be agreed upon between the REIT, any insurer or any other Person and which is otherwise in compliance with the applicable Mortgage, as evidenced by an Officers' Certificate, shall be accepted by the Trustee and applied as provided herein.

    SECTION 403.   Use of Moneys Deposited into Property Acquisition
                   Account.

       (a) All amounts deposited into the Property Acquisition Account pursuant to Section 402(a) hereof shall be disbursed by the Trustee to, or at the direction of, the REIT upon receipt by the Trustee of an Officers' Certificate stating (i) the amounts to be paid and the name of the Persons to whom payments are to be made, (ii) that such amounts have been expended, or are being expended concurrently therewith, for Issuance Costs, for Property Acquisition Costs related to a Specified Investment (or in the event of a failure of a condition of a purchase agreement for a Specified Investment, an Additional Investment to be acquired as a substitute for such Specified Investment) or as a Working Capital Payment, (iii) that no other Officers' Certificate in respect of such disbursements is being or previously has been delivered to the Trustee, (iv) that no Event of Default exists, and (v) that all conditions precedent herein provided for relating to such disbursements have been complied with, including the provisions of Section 403(d).

       (b) Any amounts deposited into the Property Acquisition Account pursuant to Section 402(b) hereof shall be disbursed by the Trustee to, or at the direction of, the REIT upon receipt by the Trustee of an Officers' Certificate stating (i) the amounts to be paid and the name of the Persons to whom and amounts in which payments are to be made, (ii) that such amounts have been expended, or are being expended concurrently therewith, for

    Issuance Costs or for Property Acquisition Costs related to an Overallotment Investment, (iii) that no other Officers' Certificate in respect of such disbursements is being or previously has been delivered to the Trustee, (iv) that no Event of Default exists, and (v) that all conditions precedent herein provided for relating to such disbursements have been complied with, including the provisions of Section 403(d).

       (c) Any amounts deposited into the Property Acquisition Account pursuant to Sections 402(c) and (d) hereof shall be disbursed by the Trustee to, or at the direction of, the REIT upon receipt by the Trustee of an Officers' Certificate stating
   (i) the amounts to be paid and the name of the Persons to whom payments are to be made, (ii) that such amounts have been expended, or are being expended concurrently therewith, for Property Acquisition Costs related to an Additional Investment,
   (iii) that no other Officers' Certificate in respect of such disbursements is being or previously has been delivered to the Trustee, (iv) that no Event of Default exists, and (v) that all conditions precedent herein provided for relating to such disbursements have been complied with, including the provisions of Section 403(d).

       (d) As conditions precedent to the disbursement of any moneys to pay Property Acquisition Costs of any Property pursuant to Section 402(a), (b), (c) or (d), the REIT shall cause to be delivered to the Trustee with respect to such Property each of the following:

           (i) a duly executed and delivered Mortgage, with confirmation (which may be oral or in writing) of the proper recording and filing thereof;

          (ii) if the Property is real property, a standard form of title commitment for a mortgagee policy of title insurance in use in the jurisdiction in which the Property is located, which shall be an ALTA form if it is available, together with written confirmation from the title company that the mortgagee policy shall be issued subject only to those exceptions specified in Schedule B of the title commitment and excluding any exceptions which may arise subsequent to the date of the title commitment, upon the disbursement of the moneys for such Property in favor of the Trustee for the benefit of the Holders in an amount equal to the lesser of the most recent Appraised Value of the Property or the maximum amount available pursuant to applicable title insurance requirements with respect to the amount of the Secured Debt;

         (iii) an Opinion of Counsel (A) which states that, subject to the assumptions and customary exceptions reasonably acceptable to the Trustee specified therein, the Mortgage has been properly recorded, registered and filed or has been received for record, filing or registration, to the extent necessary under applicable local law to make effective the lien intended to be created hereby and thereby, (B) which recites the details of such action or refers to prior Opinions of Counsel in which such details are given, and
                (C) which states that, subject to the assumptions and customary exceptions reasonably acceptable to the Trustee specified therein, (1) upon execution, delivery, recordation and filing of the Mortgage and appropriate financing statements, the Mortgage, including any security agreement as it relates to the personalty included in the Collateral, grants to the Trustee a valid and perfected first or second lien,
                (2) the Mortgage constitutes a legal, valid and binding agreement of the REIT, and upon payment of applicable fees and taxes, if any, relating thereto, is enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and general equity principles,
                (3) the execution, delivery, recordation and filing of the Mortgage are within the power and authority of the REIT, have been duly authorized, will not violate any provision of or constitute a default under any agreement or instrument to which the REIT is a party or by which it is bound and will not require the consent, approval, authorization or order of any person, court or governmental agency or body except as have been obtained by the REIT, and (4) all conditions precedent to disbursements pursuant to this Section have been complied with; and

          (iv) with respect to any Property Acquisition Costs to be expended pursuant to Sections 403(b) and (c) for real property, a certificate of an Appraiser as to the fair value of the Property which is the subject of such Property Acquisition Costs.

    (e) Upon the occurrence of an Event of Default and acceleration of the Maturity of the Notes in accordance with this Indenture, the balance of the Property Acquisition Account, if any, shall be applied in accordance with Section 606.

    (f) The Trustee shall transfer to the Defeasance Account any amounts deposited into the Property Acquisition Account pursuant to Section 402(a) or (b) which shall not have been used to purchase Properties pursuant to Sections 403(a) or (b), respectively, within 18 months after the date of the original issuance of Notes.

    (g) From and after the Defeasance Commencement Date, any amounts deposited in the Property Acquisition Account remaining therein shall be transferred by the Trustee to the Defeasance
Account.

    (h) Pending disbursement of the amounts on deposit in the Property Acquisition Account, the Trustee is hereby directed to invest and reinvest such amounts in Eligible Securities promptly upon receipt of, and, subject to the limitations set forth in this Article, in accordance with the instructions of the REIT
set forth in an Officers' Certificate.   All such investments
shall be credited to the Property Acquisition Account and all losses thereon shall be charged against the Property Acquisition Account. Net income and profits on such investments shall not be deemed a part of the Collateral and shall be held by the Trustee on behalf of the REIT and shall be paid by the Trustee, upon delivery of an Officers' Certificate if such Officers' Certificate states that no Event of Default exists hereunder, to the Advisor on behalf of the REIT on the last Business Day of each fiscal year of the REIT or at such other times, upon delivery of an Officer's Certificate; provided that, if the Officers' Certificate states that an Event of Default exists, such income and profits shall become a part of the Collateral and shall not be paid by the Trustee to the REIT, but shall be
held by the Trustee for the benefit of the Holders.   As amounts
invested are needed for disbursement from the Account, the Trustee shall cause a sufficient amount of the investments credited to the Account to be redeemed or sold and converted into cash to the credit of the Account.

    (i) If there exists excess funds as specified in Section 502(c) which would permit the Trustee to pay to the REIT such amounts as are specified in and in accordance with such Section, then the Trustee shall also pay to the REIT any amounts remaining in the Property Acquisition Account, upon receipt of a REIT Request.

   SECTION 404.   Defeasance Account.

        (a) From and after the Defeasance Commencement Date, upon the sale or refinancing of any Property, the REIT shall deliver to the Trustee, and the Trustee shall deposit into the Defeasance Account, such portion of the net proceeds received by the Trustee therefor as the Trust Managers shall deem necessary or appropriate to protect the interests of the Holders hereunder as specified in an Officers' Certificate; provided, however, that notwithstanding the foregoing, the Trust Managers shall be entitled to deduct and set aside from the net proceeds of any such sale or refinancing an amount which they deem sufficient to pay any taxes thereon.

       (b) From and after the Defeasance Commencement Date, the Trustee shall deposit into the Defeasance Account such portion of the net proceeds of insurance, (other than business interruption insurance) or from any condemnation proceedings received by the Trustee in respect of any Property as the Trust Managers shall deem necessary or appropriate to protect the interests of the Holders hereunder as specified in an Officers' Certificate; provided, however, that notwithstanding the foregoing, the Trust Managers shall be entitled to deduct and set aside from the net proceeds of any such insurance or condemnation proceedings an amount which they deem sufficient to pay any taxes thereon, and any such deduction and any excess proceeds shall be paid by the Trust to the REIT, as specified in the Officers' Certificate; provided that, if the Officers' Certificate states that an Event of Default exists, such income and profit shall become a part of the Collateral and shall not be paid by the Trustee to the REIT, but shall be held by the Trustee for the benefit of the Holders. Any appraisal or adjustment of any loss or damage of or to any part of any Property or any settlement in respect thereof which may be agreed upon between the REIT and any insurer or any other Person, as evidenced by an Officers' Certificate, shall be accepted by the Trustee and applied as provided herein.

       (c) If the REIT has given a notice of redemption of the Notes in accordance with Article Twelve, then the Trustee shall transfer amounts in the Defeasance Account to the Redemption
   Account upon and in accordance with a REIT Request.

       (d) Any amounts in the Defeasance Account in excess of the amount necessary to cause a defeasance of the Notes pursuant to
   Section 1112 hereof shall be paid by the Trustee to the REIT in accordance with Section 502(c).

        (e) Upon satisfaction of each of the conditions set forth in subclause (C) of clause (1) of Section 501, the Trustee shall transfer any amounts in the Defeasance Account to an account established for the purposes of Section 501 by the Trustee, upon REIT Request.

        (f)   If there exists excess funds as specified in
    Section 502(c), which would permit the Trustee to pay to the REIT such amounts as are specified in and in accordance with
    Section 502(c), then the Trustee shall pay to the REIT any amounts remaining in the Defeasance Account, upon REIT Request.

      (g) The Trustee shall deposit into the Defeasance Account any moneys or Government Obligations delivered to the Trustee by the REIT for deposit pursuant to Section 1112 together with any moneys or securities permitted or required to be deposited therein pursuant to the terms of this Indenture. In the event of a prepayment of any Government Obligation on deposit in the Defeasance Account, the Trustee promptly shall give notice thereof to the REIT, and upon delivery to the Trustee of an Officers' Certificate to such effect the Trustee shall invest the amount of any prepaid principal in Government Obligation which through the payment of principal in respect thereof in accordance with their terms will provide not later than one day before the due date of any payment of principal money in an amount sufficient to pay and discharge the principal of and interest, if any, on the Notes Outstanding at the Stated Maturity of such principal.

      (h) Net income and profits on investments of amounts in the Defeasance Account shall not be deemed a part of the Collateral and shall be held by the Trustee on behalf of the REIT and, shall be paid by the Trustee, upon delivery of an Officers' Certificate, if such Officers' Certificate states that no Event of Default exists hereunder, to the Advisor on behalf of the REIT on the last Business Day of each fiscal year of the REIT or at such other times, pursuant to an Officers' Certificate. When amounts invested are needed for disbursement from the Defeasance Account, the Trustee shall cause a sufficient amount of the investments credited to the Defeasance Account to be redeemed or sold and converted into cash to the credit of the Defeasance Account.

       (i) Upon the occurrence of an Event of Default and acceleration of the Maturity of the Notes in accordance with this Indenture, the amounts in the Defeasance Account shall be applied in accordance with Section 606.

     SECTION 405.   Redemption Account.

        All amounts required to be deposited with the Trustee pursuant to Section 1205 of this Indenture shall be credited to the Redemption Account to be held in trust for the benefit of the Persons entitled thereto but shall not be deemed part of the
    Collateral.   Moneys on deposit in the Redemption Account shall
    be applied solely to pay the Redemption Price of Notes to be
    redeemed in accordance with Article Twelve.   The Trustee shall
    deposit into the Redemption Account any amounts in the Defeasance Account directed pursuant to this Indenture to be
    deposited into the Redemption Account.   On and after any
    Redemption Date, the Trustee shall apply or hold funds on deposit in the Redemption Account in accordance with the last paragraph of Section 1103 and this Section 405.

    SECTION 406.   Investment of Accounts.

        The Trustee shall not be liable or responsible for any loss resulting from any such investment or reinvestment as herein authorized; except that the Trustee shall be liable for any loss resulting from its willful or negligent failure, within a reasonable time after receiving the direction from the REIT to make any investment or reinvestment in the manner provided for
    herein at the REIT's direction.   If the Trustee is unable,  after
    reasonable effort and within a reasonable time, to make any such investment or reinvestment, it shall so notify in writing the REIT and thereafter the Trustee shall be relieved of all responsibility with respect thereto.

    SECTION 407.   Trustee's Reliance.

       The Trustee shall be entitled conclusively to rely on Officers' Certificates delivered pursuant to this Article and shall be under no duty to examine the accuracy of the facts stated therein.

                                  ARTICLE FIVE

                           SATISFACTION AND DISCHARGE

   SECTION 501.   Satisfaction and Discharge of Indenture and
                  Mortgages.

       This Indenture and the Mortgages and the lien, rights and interests created hereby and thereby shall cease to be of further effect and the Trustee, at the expense of the REIT, shall execute, record and file proper instruments acknowledging satisfaction and discharge of this Indenture and the Mortgages and shall pay, assign, transfer and deliver to the REIT or upon REIT Order all Property held by it hereunder and under the Mortgages as part of the Collateral; provided that, the following conditions have been satisfied:

           (1)   either

                (A) all Notes theretofore authenticated and delivered (other than Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, and Notes for whose payment money or Government Obligations have theretofore been deposited in trust or segregated and held in trust by the REIT and thereafter repaid to the REIT or discharged from such trust, as provided in
           Section 1103)  have been delivered to the Trustee for
           cancellation,  or

                (B) all such Notes not theretofore delivered to the Trustee for cancellation

                (i)  have become due and payable, or

                (ii)  will become due and payable at their
           Stated Maturity within one year, or

                (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the REIT, and

                (C) the REIT, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee, as trust funds in trust for the purpose, an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal and interest, if any, to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

            (2) the REIT has paid or caused to be paid all other sums payable hereunder or under the Mortgages; and

            (3) the REIT has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture and the Mortgages have been complied with.

        Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the REIT to the Trustee under Sections 502(b) or 707 and, if money shall have been deposited with the Trustee pursuant to subclause (C) of clause (1) of this Section, the obligations of the Trustee under Section 502 and the last paragraph of Section 1103 shall survive.

    SECTION  502.   Application of Trust Money;  Indemnification.

        (a)   Subject to the provisions of the last paragraph of
    Section 1103,  all money and Government Obligations deposited with the Trustee pursuant to Section 501 and 1112 and all money received by the Trustee in respect of Government Obligations deposited with the Trustee pursuant to Section 501 and 1112, shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the REIT acting as its own Paying Agent) as the Trustee may determine, to
    the Persons entitled thereto, of the principal   and interest,  if
    any, for whose payment such money has been deposited with or received by the Trustee or analogous payments as contemplated by Sections 501 or 1112.

        (b) The REIT shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against Government Obligations deposited pursuant to Sections 501 or 1112 or the interest and principal received in respect of such obligations other than any payable by or on behalf of the Holders.

        (c) The Trustee shall deliver or pay to the REIT from time to time upon REIT Request any Government Obligations or money held by it as provided in Sections 501 and 1122 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such Government Obligations or money were deposited or received.

                                  ARTICLE SIX

                                   REMEDIES

    SECTION 601.   Events of Default.

        "Event of Default", wherever used herein with respect to the Notes, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

             (a) default in the payment of the principal of any Note at its Maturity; or

             (b) default in the performance or breach of the REIT's obligations to pay taxes, to maintain insurance or to perform any other monetary obligations under any of the Mortgages for a period of 30 calendar days after there has been given by registered or certified mail to the REIT by the Trustee or to the REIT and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

            (c) default in the performance, or breach, of any other covenant or of any warranty of the REIT under this Indenture or any Mortgage (other than a covenant or warranty, the default or breach of which is elsewhere specifically dealt with in this Section) and continuance of such default or breach for a period of 30 calendar days after there has been given, by registered or certified mail, to the REIT by the Trustee or to the REIT and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; provided that, such cure period will be extended for another single 30-day period if the default or breach has not been cured within that period but the REIT has commenced efforts to cure the default or breach and thereafter proceeds to cure same with due diligence; or

             (d) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the REIT or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the REIT (excluding this Indenture or any of the Mortgages), whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay any portion of the principal of, or interest, if any, on such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto or shall have resulted in such principal amount of indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded, stayed, annulled, or waived within a period of 20 calendar days after there shall have been given, by registered or certified mail, to the REIT by the Trustee or to the REIT and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Notes, a written notice specifying such default and requiring the REIT to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that it is a "Notice of Default" hereunder;

         (e) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the REIT in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the REIT a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the REIT under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the REIT or of any substantial part of the REIT's property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive calendar days; or

        (f) the commencement by the REIT of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the REIT in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the REIT or of any substantial part of the REIT's property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due.

Nothing in this Section shall preclude the holder of a Prior Lien with respect to Overallotment Investments or Specified Investments from curing any default described in this Section to the extent that the REIT is entitled to cure such default hereunder; provided that, nothing herein shall be construed to grant such holders of Prior Liens any rights under this Indenture.

SECTION 602.   Acceleration of Maturity; Rescission and
               Annulment.

    If an Event of Default occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the Acceleration Amount of all of the Notes to be due and payable immediately, by a notice in writing to the REIT (and to the Trustee if given by Holders), and upon any such declaration such Acceleration Amount shall become immediately due and payable.

    At any time after such a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Notes, by written notice to the REIT and the Trustee, may rescind and annul such declaration and its consequences if

         (a) the REIT has paid or deposited with the Trustee a sum sufficient to pay

              (i) the principal of any Notes which have become due otherwise than by such declaration of acceleration and interest thereon from the date such principal became due at the rates prescribed therefor in such

        Notes (to the extent that payment of such is enforceable under applicable law); and

             (ii) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, including those sums due to the Trustee or advanced pursuant to Section 707; and

         (b) all Events of Default other than the non-payment of the principal of Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 613.

    No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 603.   Collection of Indebtedness and Suits for
               Enforcement by Trustee.

    The REIT covenants that if default is made in the payment of the principal of any Note at the Maturity thereof, the REIT will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of the Notes, the whole amount then due and payable on the Notes and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal at the rate or rates prescribed therefor in such Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances by the Trustee, its agents and counsel pursuant to
Section 707, and including any debt incurred by or on behalf of the Trustee pursuant to any Mortgage.

    If the REIT fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may exercise its rights and remedies hereunder and under the Mortgages and may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the REIT or any other obligor upon such Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the REIT or any other obligor upon such Notes, wherever situated.

    If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders hereunder and under the Mortgages by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or the Mortgages or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy; provided, however, that the Trustee shall use its best efforts first to exercise its rights and remedies hereunder and under Mortgages covering Properties not subject to Prior Liens on the Specified Investments before exercising its rights and remedies under Mortgages covering other Properties. Nothing herein however, shall be construed to prevent the Trustee from exercising its rights and remedies under Mortgages covering Properties subject to Prior Liens if the Trustee determines in its sole discretion that such action would be in the best interest of the Holders, and nothing herein shall be construed to require the Trustee to exhaust its remedies under Mortgages covering Properties not subject to Prior Liens prior to exercising its rights and remedies under the other Mortgages.

     In the event the Trustee is not the mortgagee under a particular Mortgage, the Trustee shall proceed to protect and enforce its rights and the rights of the Holders hereunder and under such Mortgage by directing the mortgagee thereunder to exercise its rights and remedies under the Mortgage.

 SECTION 604.   Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the REIT or the property of the REIT or its creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the REIT for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

         (i) to file and prove a claim for the whole amount of principal and interest, if any, owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

         (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

 and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 707.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Note in any such Proceeding.

SECTION 605. Trustee May Enforce Claims Without Possession of Notes.

    All rights of action and claims under this Indenture, the Mortgages or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

SECTION 606.   Application of Money Collected.

    Any money collected by the Trustee pursuant to this Article, including exercise of its rights and remedies under the Mortgages, shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, if any, upon presentation of the Notes, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST:   To the payment of all amounts due the Trustee
    under Section 707 and under any Mortgage;

         SECOND: To the payment of the amounts then due and unpaid for principal of and interest, if any, on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal and interest, if any, respectively;

         THIRD:   To the payment of any other amounts due under
    this Indenture or any of the Mortgages;  and

         FOURTH: To the payment of the remainder, if any, to the REIT or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

 SECTION 607.   Limitation on Suits.

    No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or the Mortgages, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

         (2) the Holders of not less than 25% in principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 60 calendar days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes;

 it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Mortgage to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture or any Mortgage, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 608.   Unconditional Right of Holders to Receive
               Payment.

     Notwithstanding any other provision in this Indenture or any Mortgage, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal or interest, if any, of such Note on the Stated Maturity or Maturities expressed in such Note (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment and such rights shall not be impaired without the consent of the Holder, except to the extent that the institution or prosecution of suit or the entry of judgment therein would, under applicable law, result in the surrender, impairment, waiver or loss of the lien of the Indenture or any Mortgage upon the Collateral.

SECTION 609.   Restoration of Rights and Remedies.

    If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or the Mortgages and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the REIT, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 610.   Rights and Remedies Cumulative.

    Except as otherwise provided with respect to the
replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 306, no right or remedy herein or in the Mortgages conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter
existing at law or in equity or otherwise.   The assertion or
employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 611.   Delay or Omission Not Waiver.

    No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of
any such Event of Default or an acquiescence therein.   Every
right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 612.   Control by Holders of Notes.

    The Holders of a majority in principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee under the Indenture or any Mortgage; provided that such direction shall not be in conflict with any rule of law or with this Indenture or any Mortgage which would be unduly prejudicial to the rights of the Holders not joining therein and shall not require the Trustee to incur any financial liability if the Trustee shall have no reasonable grounds for believing that adequate indemnity against such liability is not reasonably assured to it and the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 613.   Waiver of Past Defaults.

     The Holders of not less than a majority in principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default hereunder or under the Mortgages and the consequences thereof, except a default

        (a)   in the payment of the principal of any Note, or

        (b) in respect of a covenant or provision hereof which under Article Ten cannot be modified or amended without the consent of the Holder of each Outstanding Note.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture or the Mortgages, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 614.   Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or under any of the Mortgages, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the REIT, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Notes, or to any suit instituted by any Holder of any Note for the enforcement of the payment of the principal of or interest, if any, on any Note on or after the Stated Maturity expressed in such Note (or, in the case of redemption, on or after the Redemption Date).

SECTION 615.   Waiver of Stay or Extension Laws.

    The REIT covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture or any Mortgage; and the REIT (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                 ARTICLE SEVEN

                                  THE TRUSTEE

SECTION 701.   Certain Duties and Responsibilities.

    (a)  Except during the continuance of an Event of Default,

         (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the Mortgages, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

         (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture or by any of the Mortgages, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (c) No provision of this Indenture or in any of the Mortgages shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

         (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

         (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

         (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Notes, determined as provided in Section 612, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Notes; and

        (4) no provision of this Indenture or the Mortgages shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

    (d) Whether or not therein expressly so provided, every provision of this Indenture and the Mortgages relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 702.   Notice of Defaults.

     Within 90 calendar days after the occurrence of any default hereunder with respect to the Notes, the Trustee shall transmit by mail to all Holders of Notes entitled to receive reports pursuant to Section 803(c), notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or interest,  if any, on any Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible
 Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Notes; and provided, further, that in the case of any default of the character specified in Section 601(d) with respect to Notes, no such notice to Holders shall be given until at least 20
 calendar days after the occurrence thereof, and, in the case of any default of the character specified in Section 601(b) and (c) with respect to the Notes, no such notice to the Holders shall be given until at least 30 calendar days after the occurrence
 thereof.   For the purpose of this Section,  the term "default"
 means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Notes.

         SECTION 703.   Certain Rights of Trustee.

            Subject to the provisions of Section 701:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties including, but not limited to, copies of any insurance policies or certificate of insurance delivered to it pursuant to any Mortgage;

                  (b) any request or direction of the REIT mentioned herein shall be sufficiently evidenced by a REIT Request or REIT Order and any Resolution of the Trust Managers;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Notes pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, including, but not limited to, the examination of insurance policies either as to coverage or as to value insured, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the REIT, personally or by agent or attorney; and

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

            (h) the Trustee shall not be liable for any action suffered or omitted by it in good faith and believed by it be authorized or within the discretion or rights or power conferred upon it by this Indenture.

   SECTION 704.   Not Responsible for Recitals or Issuance of
                  Notes.

       The recitals contained herein and in the Notes (except the Trustee's certificates of authentication) shall be taken as the statements of the REIT, and the Trustee assumes no
   responsibility for their correctness.   The Trustee makes no
   representations as to the validity or sufficiency of this
   Indenture or of the Notes.   The Trustee or any Authenticating
   Agent shall not be accountable for the use or application by the REIT of Notes or the proceeds thereof except as provided in this Indenture.

   SECTION 705.   May Hold Notes.

       The Trustee, any Paying Agent, any Note Registrar, any Transfer Agent or any other agent of the REIT, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 708 and 713, may otherwise deal with the REIT with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Note Registrar, Transfer Agent or such other agent.

   SECTION 706.   Money Held in Trust.

       Money held by the Trustee in trust hereunder shall be
   segregated from and shall not be commingled with any other funds
   held by the Trustee.   The Trustee shall be under no liability
   for interest on any money received by it hereunder except as otherwise specifically provided in this Indenture.

   SECTION 707.   Compensation and Reimbursement.

      The REIT agrees

           (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder and under the Mortgages (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

           (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture or any Mortgage (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

           (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

      The obligations of the REIT under this Section 707 to compensate the Trustee and to pay or reimburse the Trustee for such expenses and disbursements shall constitute additional
   indebtedness hereunder.   Such additional  indebtedness shall be
   secured by a lien prior to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Notes.

   SECTION 708.   Disqualification; Conflicting Interests.

      (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, with respect to the Notes, it shall, within 90 calendar days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Notes in the manner and with the effect hereinafter specified in this Article.

      (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section with respect to the Notes, the Trustee shall, within 10 calendar days after the expiration of such 90-day period, transmit, in the manner and to the extent provided in Section 803(c), to all Holders of Notes notice of such failure.

       (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to the Notes if

            (1) the Trustee is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the REIT are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Notes issued under this Indenture, provided that there shall be excluded from the operation of this paragraph, or any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the REIT are outstanding, if the REIT shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to the Notes or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Notes or under such other indenture or indentures;

            (2) the Trustee or any of its directors or executive officers is an obligor upon the Notes or an underwriter for the REIT;

            (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the REIT or an underwriter for the REIT;

            (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the REIT, or of an underwriter (other than the Trustee itself) for the REIT who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the REIT but may not be at the same time an executive officer of both the Trustee and the REIT; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the REIT; and
       (iii) the Trustee may be designated by the REIT or by any underwriter for the REIT to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

            (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the REIT or by any director, partner, executive officer or Trust Manager thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the REIT or by any director, partner, executive officer or Trust Manager thereof, or is beneficially owned, collectively, by any two or more such persons;

            (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the REIT not including the Notes issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or
       (ii) 10% or more of any class of security of an underwriter for the REIT;

            (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the REIT;

            (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the REIT; or

           (9) the Trustee owns, on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of
      any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this
      Subsection.   As to any such securities of which the Trustee
      acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply,
      for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any
      such class of security.   Promptly after May 15 in each
      calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned
      capacities as of such May 15.   If the REIT fails to make
      payment in full of the principal of or interest on any of the Notes when and as the same becomes due and payable, and such failure continues for 30 calendar days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this Subsection.

       The specification of percentages in paragraphs (5) to (9), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this Subsection.

       For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 calendar days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause
   (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, on in any similar representative capacity.

       (d)  For the purposes of this Section:

            (1) The term "underwriter", when used with reference to the REIT, means every person who, within three years prior to the time as of which the determination is made, has purchased from the REIT with a view to, or has offered or sold for the REIT in connection with, the distribution of any security of the REIT outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

            (2) The term "director" means any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.

            (3) The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a
       government or political subdivision thereof.   As used in
       this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

           (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

            (5)   The term "REIT" means any obligor upon the Notes.

            (6) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

       (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

           (1) A specified percentage of the voting securities of the Trustee, the REIT or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

           (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

           (3) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.

           (4)   The term "outstanding" means issued and not held
      by or for the account of the issuer.   The following
      securities shall not be deemed outstanding within the meaning of this definition:

               (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

              (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

              (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

              (iv)   securities held in escrow if placed in
          escrow by the issuer thereof;

     provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

          (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

SECTION 709.   Corporate Trustee Required; Eligibility.

    There shall at all times be a Trustee hereunder which shall be a Corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by Federal or State authority and having its Corporate Trust Office in the Borough of
Manhattan,  the City of New York.   If such corporation publishes reports of
condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of
condition so published.    If at any time the Trustee shall cease to
be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

  SECTION 710.   Resignation and Removal; Appointment of Successor.

      (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 711.

      (b) The Trustee may resign at any time with respect to the Notes by giving written notice thereof to the REIT. If the instrument of acceptance by a successor Trustee required by
  Section 711 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes.

      (c) The Trustee may be removed at any time with respect to the Notes by Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Trustee and to the REIT.

     (d)  If at any time:

          (1)   the Trustee shall fail to comply with Section
     708(a) after written request therefor by the REIT or by any Holder of a Note who has been a bona fide Holder of a Note for at least six months, or

          (2)   the Trustee shall cease to be eligible under
     Section 709 and shall fail to resign after written request therefor by the REIT or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the REIT by a Resolution of Trust Managers may remove the Trustee with respect to all Notes, or
  (ii) subject to Section 614, any Holder of a Note who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Notes and the appointment of a successor Trustee.

      (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Notes, the REIT, by a Resolution of the Trust Managers, shall promptly appoint a successor Trustee or Trustees with respect to the Notes and shall comply with the applicable requirements of Section 711. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Notes shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the REIT and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 711, become the successor Trustee with respect to the Notes and to that extent supersede the successor Trustee appointed by the REIT. If no successor Trustee with respect to the Notes shall have been so appointed by the REIT or the Holders of Notes and accepted appointment in the manner required by Section 711, any Holder of a Note who has been a bona fide Holder of Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competition jurisdiction for the appointment of a successor Trustee with respect to the Notes.

      (f) The REIT shall give notice of each resignation and each removal of the Trustee with respect to the Notes and each appointment of a successor Trustee with respect to the Notes by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Notes, as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Trustee with respect to the Notes and the name of its Corporate Trust Office.

  SECTION 711.   Acceptance of Appointment by Successor.

      (a) In case of the appointment hereunder and under any Mortgage of a successor Trustee, every such successor Trustee so appointed shall execute, acknowledge and deliver to the REIT and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the REIT or the successor Trustee, such retiring Trustee shall, upon payment of all amounts then due under the Indenture, execute and deliver an instrument transferring to such successor Trustee all the rights, power and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder and under each Mortgage.

      (b) Upon request of any such successor Trustee under the Indenture or under the Mortgages, the REIT shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) of this Section. Any trustee ceasing to act shall retain a lien on all property or funds held or collected by such trustee to secure any amount then due it pursuant to the provisions of Section 707.

     (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

 SECTION 712. Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such Trustee had itself authenticated such Notes.

 SECTION 713.   Preferential Collection of Claims Against the
                REIT.

     (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the REIT within four months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Notes and the holders of other indenture securities, as defined in Subsection (c) of this
 Section:

           (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four months' period and valid as against the REIT and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the REIT upon the date of such default; and

           (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the REIT and its other creditors in such property or such proceeds.

  Nothing herein contained, however, shall affect the right of the Trustee:

           (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the REIT) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the REIT in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

           (B) to realize, for its own account, upon any property held by it as securities for any such claim, if such property was so held prior to the beginning of such four months' period;

           (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section, would occur within four months; or

           (D) to receive payment on any claim referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

   For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such four months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

      If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders of Notes and the holders of other indenture securities in such manner that the Trustee, the Holders of Notes and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the REIT in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the REIT of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders of Notes and the holders of other indenture securities dividends on claims filed against the REIT in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders of Notes and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders of Notes and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

    Any Trustee which has resigned or been removed after the beginning of such four months' period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four months' period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

         (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such four months' period; and

        (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

     (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:

         (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

         (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders of Notes at the time and in the manner provided in this Indenture;

           (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

           (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (c) of this Section;

           (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the REIT; and

           (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this Section.

      (c)  For the purposes of this Section only:

           (1) the term "default" means any failure to make payment in full of the principal of or interest on any of the Notes or upon the other indenture securities when and as such principal or interest becomes due and payable;

           (2) the term "other indenture securities" means securities upon which the REIT is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

           (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

           (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the REIT for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the REIT arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

           (5)   the term "REIT" means any obligor upon the Notes;
      and

           (6) the term "Federal Bankruptcy Act" means the Bankruptcy Act or Title 11 of the United States Code.

   SECTION 714.  Appointment of Mortgage Trustees.

       (a) In the event the Trustee is not qualified under applicable state law to act as Trustee under a Mortgage, a mortgage trustee shall be appointed by the REIT and the Trustee to act as a mortgage trustee under that Mortgage for the benefit of the Trustee in accordance with the directions of the Trustee or of the Holders where permitted by this Indenture. Pursuant to such appointment, the mortgage trustee shall agree to act and shall be entitled to indemnity to the same extent as the Trustee pursuant to this Indenture. The Trustee and any mortgage trustee shall not be jointly and severally liable for any actions taken under this Indenture or the Mortgages and any liability hereunder or thereunder shall be several only.

       (b) The Trustee may, from time to time by written instrument appoint a substitute trustee to act as a mortgage trustee under any Mortgage, to act thereunder on behalf of the trustee, as provided in subparagraph (a) hereof.

                                ARTICLE EIGHT

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND REIT

   SECTION 801.   REIT to Furnish Trustee Names and Addresses of
                 Holders.

      The REIT will furnish or cause to be furnished to the Trustee

           (a) semi-annually, not later than June 30 and December 31 in each year, a list, in such form as the Trustee may reasonably require, containing all the information in the possession or control of the REIT, any of its Paying Agents other than the Trustee, or the Note
      Registrar, if other than the Trustee, as to the names and addresses of the Holders of Notes as of the preceding
      June 15 or December 15, as the case may be, and

           (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the REIT of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

  excluding from any such list any names and addresses received by the Trustee in its capacity as Note Registrar (if it is then serving as such).

  SECTION 802.   Preservation of Information; Communications to
                 Holders.

      (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Notes (i) contained in the most recent list furnished to the Trustee as provided in Section 801, (ii) received by the Trustee in its capacity as Note Registrar (if it is then serving as such), and (iii) filed with it within the two preceding years pursuant to Section 803(c)(2). The Trustee may (i) destroy any list furnished to it as provided in Section 801 upon receipt of a new list so furnished, (ii) destroy any information received by it as Paying Agent (if so acting) hereunder upon delivering to itself as Trustee, not earlier than June 30 or December 31 in each year, a list containing the names and addresses of the Holders of Notes obtained from such information since the delivery of the next previous list, if any, (iii) destroy any list delivered to itself as Trustee which was compiled from information received by it as Paying Agent (if so acting) hereunder upon the receipt of a new list so delivered, and
  (iv) destroy not earlier than two years after filing, any information filed with it pursuant to Section 803(c)(2).

      (b) If three or more Holders of Notes (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Note for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Notes with respect to their rights under this Indenture or under the Notes and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either:

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with
     Section 802(a), or

         (ii) inform such applicants as to the approximate number of Holders of Notes whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 802(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

 If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 802(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable Law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender.

     (c) Every Holder, by receiving and holding the same, agrees with the REIT and the Trustee that neither the REIT nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with

Section 802(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 802(b).

SECTION 803.   Reports by Trustee.

    (a) Within 60 calendar days after May 15 of each year commencing with the year 1986, the Trustee shall transmit by mail to the Holders, as provided in Subsection (c) of this Section, a brief report dated as of such May 15 with respect to:

         (1)   its eligibility under Section 709 and its qualifications under
    Section 708, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect;

         (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Notes, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Notes Outstanding on the date of such report;

         (3) the amount, interest rate and maturity date of all other indebtedness owing by the REIT (or by any other obligor on the Notes) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except any indebtedness based upon a creditor relationship arising in any manner described in Section 713(b)(2), (3), (4) or (6);

         (4) the property and funds, if any, in any of the Accounts or otherwise physically in the possession of the Trustee as such on the date of such report;

         (5) any release, or release and substitution, of Collateral securing the Notes (and the consideration therefor, if any) which it has not previously reported;

         (6) any additional issue of Notes which the Trustee has not previously reported; and

         (7) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Notes or the Collateral, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 702.

   (b)   The Trustee shall transmit to the Holders,  as provided in Subsection
(c) of this Section, a brief report with respect to the release, or release and substitution, of the Collateral securing the Notes (and the consideration therefor, if any) unless the fair value of such property as set forth in the certificate or opinion required by Section 1302 hereof, is less than 10% of the accreted value of the Notes Outstanding at the time of such release, or such release and substitution, and with respect to the character and amount of any advances (and if the Trustee elects to so state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Notes or the Collateral, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Notes Outstanding at such time, such reports to the transmitted within 90 calendar days after such time.

    (c)   Reports pursuant to this Section shall be transmitted by mail:

        (1) To all Holders, as the names and addresses of such Holders appear in the Note Register;

        (2) to all Holders who, within the two years immediately preceding the transmission of such reports, have filed their addresses with the Trustee for the purpose of receiving the reports; and

        (3) except in the case of reports pursuant to Subsection (b) of this Section, to each Holder whose name and address is preserved at the time by the Trustee, as provided in Section 802(a).

     (d) A copy of each such report shall, at the time of such transmission to Holders of Notes, be filed by the Trustee with each stock exchange upon which any Notes are listed, with the
 Commission and with the REIT.   The REIT will notify the Trustee
 when any Notes are listed on any stock exchange.

 SECTION 804.   Reports by REIT.   The REIT shall:

         (a) file with the Trustee, within 15 calendar days after the REIT is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the REIT may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the REIT is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

         (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the REIT with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

         (c) transmit, within 30 calendar days after the filing thereof with the Trustee, to the Holders of Notes, in the manner and to the extent provided in Section 803(c) with respect to reports pursuant to Section 803(a), such summaries of any information, documents and reports required to be filed by the REIT pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE NINE

                CONSOLIDATION,  MERGER,  CONVEYANCE OR TRANSFER

  SECTION 901.   The REIT May Consolidate, Etc., Only on Certain Terms.

     The REIT shall not consolidate with or merge into any other Person or convey of transfer its properties and assets substantially as an entirety to any Person, unless:

          (a) in case the REIT shall consolidate with or merge into another entity or convey or transfer its properties and assets substantially as an entirety to any Person, such consolidation, merger, conveyance or transfer shall be in such terms as shall fully preserve the lien and security hereof and of the Mortgages and the rights and powers of the Trustee and the Holders hereunder and thereunder, the entity formed by such consolidation or into which the REIT is merged or the Person which acquired by conveyance or transfer the properties and assets of the REIT substantially as an entirety shall be a trust or corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto and amendment to Mortgage complying with the requirements of Article X, executed by such successor and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal on all the Notes and the performance of every covenant of this Indenture and the Mortgages on the part of the REIT to be performed or observed;

          (b) immediately after giving effect to such transaction no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

          (c) the REIT or successor Person has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

For purposes of this Section, the REIT shall not be deemed to have consolidated with or merged into or conveyed or transferred its properties or assets substantially as an entirety if it has acted in accordance with a plan of liquidation.

   SECTION 902.   Successor Substituted.

       Upon any consolidation by the REIT with or merger by the REIT into any other entity or any conveyance or transfer of properties and assets of the REIT substantially as an entirety to any Person in accordance with Section 901, the successor Person formed by such consolidation or into which the REIT is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the REIT under this Indenture or any Mortgage with the same effect as if such successor Person had been named as the REIT herein, and thereafter, the predecessor Person shall be relieved of all obligations and covenants under this Indenture, the Mortgages and the Notes.

                                  ARTICLE TEN

                            SUPPLEMENTAL  INDENTURES

  SECTION 1001.   Without Consent of Holders.

      Without the consent of any Holders, the REIT, when authorized by a Resolution of the Trust Managers, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto or one or more amendments to any Mortgages, in form reasonably satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another trust or corporation to the REIT and the assumption by any such successor of the covenants of the REIT herein, in the Mortgages and in the Notes; or

          (2) to add to the covenants of the REIT for the benefit of the Holders, or to surrender any right or power conferred herein upon the REIT; or

          (3)   to further secure the Notes; or

          (4) to evidence and provide for the acceptance of appointment under any of the Mortgages by a successor or substitute trustee with respect to the Mortgages and to add to or change any of the provisions of this Indenture or any of the Mortgages as shall be necessary to provide for or facilitate the administration of the trusts thereunder by more than one trustee; or

          (5) to cure any ambiguity, to correct or supplement any provision herein or in any of the Mortgages which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture or under any Mortgage, provided such amendment or additional provisions shall not adversely affect the interests of the Holders of Notes in any material respect; or

          (6) to add or to change any of the provisions of this Indenture in any manner that may be necessary to permit the qualification of this Indenture under the Trust Indenture
     Act; or

          (7) to correct or amplify the description of any property at any time subject to the lien of this Indenture or any of the Mortgages, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture or the Mortgages, or to subject to the lien of this Indenture or the Mortgages additional Property; or

         (8) to change Schedule II to add or delete Collateral as contemplated hereunder or to otherwise effect any release of Collateral hereunder or under any Mortgage pursuant to
    Section 1302; or

         (9) to modify the terms of any Mortgage in a manner that is not adverse in any material respect to the interest of the Holders.

 SECTION 1002.   With Consent of Holders.

    With the consent of the Holders of not less than a 66-2/3% in principal amount at Stated Maturity of the Outstanding Notes by Act of said Holders delivered to the REIT and the Trustee, the REIT, when authorized by a Resolution of the Trust Managers, and the Trustee may enter into an indenture or indentures supplemental hereto or an amendment to any of the Mortgages for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of any of the Mortgages or this Indenture or modifying in any manner the rights of the Holders under this Indenture or under any of the Mortgages; Provided, however, that no such supplemental indenture or amendment to a Mortgage shall, without the consent of the Holder of each Outstanding Note affected thereby

          (1) change the Stated Maturity of, or reduce the principal amount of any Note, reduce the amount of the principal of the Notes that would be due and payable upon a declaration of acceleration of the Stated Maturity thereof pursuant to Section 602 or at the Redemption Date, the rate of interest borne after Maturity or change the place of payment where, or the coin or currency in which, any Note or the interest, if any, thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or in the case of redemption, on or after the Redemption Date), or

          (2) change any obligation of the REIT to maintain an office or agency in the Borough of Manhattan in the City of New York, or

          (3)  modify any of the provisions of this Section,
     Section 613 or Section 1111 except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby; or

          (4) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture and the Mortgages with respect to any of the Collateral or terminate the lien of this Indenture or any of the Mortgages on any property at any time subject hereto, other than Prior Liens or Permitted Liens, or

          (5) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

 It shall not be necessary for any Act of Holders of Notes under this Section to approve the particular form of any proposed supplemental indenture or amendment to any Mortgage, but it shall be sufficient if such Act shall approve the substance
 thereof.   The Trustee may in its discretion determine whether or
 not any Notes are affected by a supplemental indenture and any such determination shall be conclusive upon the Holders.

      SECTION 1003.  Execution of Supplemental Indentures.

           In executing, or accepting the additional trusts created by, any supplemental indenture by this Article or the modifications thereby of the trusts created by this Indenture or any of the Mortgages, the Trustee shall be entitled to receive, and (subject to Section 701) shall be fully protected in relying upon, an Opinion of Counsel and an Officer's Certificate stating that the execution of such supplemental indenture and amendment to any Mortgages is authorized or permitted by this Indenture, that the supplemental indenture or amendment to mortgage is not inconsistent herewith and that the supplemental indenture or amendment to mortgage upon due execution, delivery and recordation or filing thereof, as the case may be, will be a legal, valid and binding obligation of the REIT enforceable in accordance with its terms. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture or amendment to any Mortgage which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      SECTION 1004.  Effect of Supplemental Indentures.

           Upon the execution of any supplemental indenture or amendment to a Mortgage under this Article, this Indenture or such Mortgage, as the case may be, shall be modified in accordance therewith, and such supplemental indenture or amendment shall form a part of this Indenture or such Mortgage, as the case may be, for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

      SECTION 1005.  Conformity with Trust Indenture Act.

           Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

      SECTION 1006.  Notice of Supplemental Indentures.

           Promptly after the execution by the REIT and the Trustee of any supplemental indenture or amendment to a Mortgage pursuant to the provisions of Section 1002, the REIT shall give notice, setting forth in general terms the substance of such supplemental indenture or amendment, in the manner provided in Section 106. Any failure of the REIT to give such notice, or any defect therein, shall not in any way impair or affect the validity of any such supplemental indenture or amendment.

SECTION 1007.   Reference in Notes to Supplemental Indentures.

    Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter
provided for in such supplemental indenture.   If the REIT shall so determine,
new Notes so modified as to conform, in the opinion of the Trustee and the REIT, to any such supplemental indenture may be prepared and executed by the REIT and authenticated and delivered by the Trustee in exchange for Outstanding Notes but any such exchange shall not be necessary to make such modification effective as to the Outstanding Notes.

                                ARTICLE ELEVEN

                                  COVENANTS

SECTION 1101.   Payment of Principal and Interest.

    The REIT will duly and punctually pay the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture.

SECTION 1102.   Maintenance of Offices or Agencies.

    The REIT hereby appoints the Trustee as its agent in the Borough of Manhattan, the City of New York where the Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company in respect of the Notes, this Indenture and the Mortgages may be served.

    The REIT may at any time and from time to time vary or terminate the appointment of any such agent, or, appoint any additional agents for any or all of such purposes; provided, however, that the REIT will maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or
upon the REIT in respect of the Notes and this Indenture may be served.   The
REIT will give prompt written notice to the Trustee of the appointment or termination of any such agent and of the location and any change in the location of any such office or agency.

    If at any time the REIT shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, presentations and surrenders may be made and notices and demands may be served at the Corporate Trust Office of the Trustee, and the REIT hereby appoints the same as its agent to receive such presentations, surrenders, notices and demands.

SECTION 1103.   Money for Note Payment to Be Held in Trust.

    If the REIT shall at any time act as its own Paying Agent with respect to the Notes, it will, on or before the due date of the principal of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

    Whenever the REIT shall have one or more Paying Agents for the Notes, it will, prior to the due date of the principal of the Notes, deposit with a Paying Agent a sum sufficient to pay the principal becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, and (unless such Paying Agent is the Trustee) the REIT will promptly notify the Trustee of its action or failure so to act.

     Moneys so segregated or deposited and held in trust shall not be a part of the Collateral but shall constitute a separate trust fund for the benefit of
the Persons entitled to such principal.   Except in the case of monies so
segregated when acting as its own Paying Agent, monies held in trust by the Trustee or any other Paying Agent for the payment of the principal on the Notes need not be segregated from other funds, except to the extent required by law.

     The REIT will cause each Paying Agent for the Notes other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

         (1) hold all sums held by it for the payment of the principal of the Notes in trust for the benefit of Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

         (2) give the Trustee notice of any default by the REIT (or any other obligor upon the Notes) in the making of any payment of principal on the Notes; and

        (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying
   Agent.

    The REIT may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture and the Mortgages or for any other purpose, pay, or by REIT Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the REIT or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the REIT or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

    Any money deposited with the Trustee or any Paying Agent, or then held by the REIT, in trust for the payment of the principal at Stated Maturity and interest, if any, of any Note and remaining unclaimed for three years after such principal has become due and payable shall be repaid to the REIT on REIT Request, or (if then held by the REIT) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the REIT for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the REIT as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the REIT mail to all Holders notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be repaid to the REIT.

SECTION 1104.   To Keep Books; Access.

    The REIT will keep proper books of record and account, in which entries in reasonable detail shall be made of all dealings or transactions of or in relation to the Notes and the properties, business and affairs of the REIT in accordance with
generally accepted accounting principles.   The REIT shall
furnish to the Trustee any and all information and permit the Trustee reasonable access during customary business hours to its books, records and Properties as the Trustee may reasonably request with respect to the performance by the REIT of its covenants in this Indenture and the Mortgages.

SECTION 1105.   Trust Existence.

    Subject to Article Nine and the terms of the Declaration of Trust, the REIT will do or cause to be done all things necessary to preserve and keep in full force and effect its trust existence, rights (charter and statutory) and franchises; provided, however, that the REIT shall not be required to preserve any such right or franchise if the Trust Managers shall determine that the preservation thereof is no longer desirable in the conduct of the business of the REIT and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1106.   Indebtedness.

    The REIT shall not issue, incur or create any Other Secured Debt or Prior Lien Obligations unless immediately thereafter and after giving effect thereto, the aggregate amount of all outstanding Other Secured Debt, Secured Debt and Prior Lien Obligations would not exceed 50% of the sum of the Appraised Value of all of the Properties which are real property (which shall include the amount of any Prior Liens on such Collateral and shall be as set forth in the most recent report of the Appraised Value of the REIT's real property owned directly or indirectly by the REIT), and the gross value of all of the REIT's other assets.

    The REIT shall not issue, incur or create any Short-Term Indebtedness unless immediately thereafter and after giving effect thereto, (A) the aggregate amount outstanding of Other Secured Debt, Short-Term Indebtedness, Secured Debt and Prior Lien Obligations would not exceed 60% of the Appraised Value of all of the Property (which shall include the amount of any Prior Liens on such Collateral and shall be as set forth in the most recent report of the Appraised Value of the real property, owned directly or indirectly by the REIT) and the gross value of all of the REIT's other assets, and (B) the REIT's Distributable Cash for the 12 months immediately preceding such date of determination was equal to or greater than 300% of the sum of Debt Service payable for the next succeeding 12-month period and interest expense on the Short-Term Indebtedness to be incurred.

    During each year after 1985, the REIT shall be free from Short-Term Indebtedness for a period of at least 30 consecutive calendar days.

    Any Other Secured Debt and Short-Term Indebtedness issued, incurred or created by the REIT shall be expressly subordinated to the lien of this Indenture and the Mortgages.

SECTION 1107.   Payment of Taxes and Claims.

    The REIT will pay, when due, all taxes, assessments and governmental charges or levies imposed upon it, the income of the Trust, the Collateral or the proceeds arising from the disposition of the Collateral, and all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons which, if unpaid, might result in the creation of a lien upon the income of the Trust, the Collateral or the proceeds arising from the disposition of the Collateral; provided that items of the foregoing description need not be paid while being contested in good faith and by appropriate proceedings.

SECTION 1108.   Sales of Certain Properties.

    To the extent that all of the Notes have not been redeemed or defeased in full  in accordance with this Article, Article
Five or Article Twelve herein by November 27, 1996 and the REIT shall not have, prior to such date, obtained refinancing commitments from bona fide creditors, in an amount sufficient to repay at Stated Maturity the remaining Outstanding Notes not previously discharged, redeemed or defeased, the REIT shall sell as soon as reasonably practicable such of its Properties as is necessary in order to obtain funds sufficient to retire the
Notes at their Stated Maturity.   The proceeds of any such sale
shall be forthwith delivered to the Trustee for deposit in the Defeasance Account.

SECTION 1109.   Statement as to Compliance.

    The REIT shall deliver to the Trustee, within 120 calendar days after the end of each fiscal year of the REIT (which on the date of this Indenture is the calendar year) ending after the date hereof, an Officers' Certificate, stating whether or not to the knowledge of the signers thereof the REIT is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture or any of the Mortgages and if the REIT shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

    The REIT shall deliver to the Trustee, within five Business
Days after the occurrence thereof, notice of any event which, with the giving of notice or passage of time or both, would constitute an Event of Default.

 SECTION 1110.   Further Assurances;  Recording.

     The REIT will cause this Indenture and all supplemental indentures and other instruments of further assurance, including all financing statements and continuation statements covering security interests in personal property and all Mortgages to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, and will execute and file such financing statements and cause to be issued and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve and to protect the rights of the Holders and the Trustee hereunder and thereunder
 to all property comprising the Collateral.   The REIT will
 furnish to the Trustee within 30 days after the end of each year beginning with the year 1986, an Opinion of Counsel, dated as of such date, either stating that, subject to certain assumptions and customary exceptions reasonably acceptable to the Trustee set forth therein in the opinion of such counsel, such action has been taken with respect to the recording, registering, filing, re-recording, re-registering and re-filing of this instrument, the Mortgages, and of all supplemental indentures, financing statements, continuation statements or other instruments of further assurances as is necessary to maintain the lien hereof and thereof and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given, and stating that all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the rights of the Noteholders and the Trustee hereunder, or stating that, in the opinion of such Counsel, no such action is necessary to maintain such lien.

 SECTION 1111.   Waiver of Certain Covenants.

     The REIT may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1106, 1108 and 1113, if before the time for such compliance the Holders of at least 66-2/3% in principal amount of the Outstanding Notes shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the REIT and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

SECTION 1112.   Defeasance of Certain Obligations.

    The REIT may omit to comply with any term, provision or condition set forth in Sections 1106, 1107, 1108, 1113, 1114 and 1115 and Sections 601(b) and 601(c) with respect to each of such Sections shall be deemed not to be an Event of Default; provided that, the following conditions have been satisfied:

        (a) With reference to this Section 1112, the REIT has deposited or caused to be deposited irrevocably (irrespective of whether the conditions in paragraphs (b), (c), (d) and (e) below have been satisfied) in the Defeasance Account, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Notes, (i) money in an amount, or (ii) Government Obligations which through the payment of principal in respect thereof in accordance with their terms will provide not later than one day before the due date of any payment of Principal money in an amount or (iii) a combination thereof, sufficient to pay and discharge the principal of and interest, if any, on the Notes Outstanding at the Stated Maturity of such principal;

        (b) Such deposit will not result in an Event of Default hereunder;

        (c) No Event of Default shall have occurred and be continuing on the date of such deposit;

        (d) The REIT has delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Notes will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance of certain obligations and will be subject to federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit and defeasance had not occurred;

        (e) The REIT has delivered to the Trustee an Officers Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated by this Section have been complied with; and

        (f) The REIT has delivered to the Trustee its reasonable fees and expenses incurred hereunder and under any Mortgage.

SECTION 1113.   Uninsured Losses.

    From and after the Defeasance Commencement Date, in the event an uninsurable loss occurs with respect to any of the Property, the REIT shall deliver to the Trustee for deposit into the Defeasance Account an amount equal to the purchase price paid by the REIT for the Property less the amount of debt assumed by the REIT on the Property at the time of its acquisition.

SECTION 1114.   Distributions.

    During the period commencing on the fourth anniversary of the original issuance of the Notes and ending on the eleventh anniversary thereof, the REIT shall not make distributions to Shareholders out of the net proceeds of the sale or refinancing of any Property, insurance payment or condemnation proceeding, if the principal amount of the Notes at Stated Maturity (reduced by the amount, if any, of the Collateral in the Defeasance Account and the amount, if any, in the Redemption Account or held pursuant to Section 501) would be greater than 100% of the sum of the most recent Appraised Value of all of the Properties which are real property owned directly or indirectly by the REIT (reduced by the amount of the Prior Lien Obligations on all the Property and the amount attributable to the gain on the proposed sale, based on the most recent Appraised Value of such Property, or to the gain from the insurance payment or condemnation proceeding) and the gross value of all of the REIT's other
assets.   Notwithstanding the foregoing, nothing in this Section
1114 shall prevent the REIT from making any distributions to Shareholders deemed necessary by the Trust Managers to maintain the REIT's qualification as a real estate investment trust under the Code.

 SECTION 1115.   Maintenance of Title Insurance.

     On or before the delivery in each year of the Officer's Certificate required pursuant to Section 1109, the REIT shall obtain and deliver to the Trustee evidence that the mortgagee policies of title insurance in force on the Properties are in an aggregate amount equal to the lesser of the amount of the Secured Debt as of the immediately preceding December 31 or the maximum amount available pursuant to applicable title insurance requirements with respect to the amount of the Secured Debt.

                                 ARTICLE TWELVE

                              REDEMPTION OF NOTES

SECTION 1201.   Right of Redemption.

    The Notes may be redeemed at the election of the REIT, as a whole or, from time to time, in part, at any time on or after November 27, 1995 at the Redemption Price specified in the form of Note hereinbefore set forth.

SECTION 1202.   Notice to Trustee.

     In case of any redemption at the election of the REIT pursuant to a Resolution of Trust Managers of less than all the Notes, the REIT shall, at least 60 calendar days prior to the Redemption Date fixed by the REIT (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Notes to be redeemed.

 SECTION 1203.   Selection by Trustee of Notes to Be
                 Redeemed.

     If less than all the Outstanding Notes are to be redeemed, the particular Notes to be redeemed shall be selected not more than 60 calendar days prior to the Redemption Date by the Trustee, from the Outstanding Notes not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of the principal amount of the Notes of a denomination larger than the minimum authorized denomination. For the purpose of any such selection, the REIT will, upon request of the Trustee, close for a period of 15 days proceeding the mailing of any notice of redemption the Note Register of the REIT with respect to the Notes.

     The Trustee shall promptly notify the REIT in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Notes redeemed or to be redeemed only in part, to the portion of the principal amount of such Notes which has been or is to be redeemed.

SECTION 1204.   Notice of Redemption.

    Notice of redemption shall be given in the manner provided in Section 106 to the Holders of Notes to be redeemed not less than 30 calendar nor more than 60 calendar days prior the Redemption Date.

    All notices of  redemption shall state:

        (1)   the Redemption Date,

        (2)   the Redemption Price,

        (3) if less than all the Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Notes to be redeemed,

        (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Note to be redeemed, and

        (5) the place or places where such Notes are to be surrendered for payment of the Redemption Price.

 Notice of redemption of Notes to be redeemed at the election of the REIT shall be given by the REIT or, at the REIT's request, by the Trustee in the name and at the expense of the REIT.

 SECTION 1205.   Deposit of Redemption Price.

    Prior to any Redemption Date, the REIT shall deposit with the Trustee in trust in the Redemption Account or with a Paying Agent (or, if the REIT is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1103) an amount of money sufficient to pay the Redemption Price of all
 the Notes which are to be redeemed.   Such money shall be held
 in trust for the benefit of the Persons entitled to such Redemption Price and shall not be deemed part of the Collateral.

 SECTION 1206.   Notes Payable on Redemption Date.

    Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified.
  Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the REIT at the
  Redemption Price.   If any Note called for redemption shall not
be so paid upon surrender thereof for redemption, the principal shall until paid, bear interest from the Redemption Date at the rate of interest payable on overdue principal as indicated in the Note.

SECTION 1207.   Notes Redeemed in Part.

    Any Note which is to be redeemed only in part shall be surrendered at an office or agency of the REIT (with, if the REIT or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the REIT and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the REIT shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

                                ARTICLE THIRTEEN

                                    RELEASES

SECTION 1301.   Possession by the REIT;  Dispositions without
                Release.

    So long as no Event of Default shall have occurred and be continuing, the REIT shall be suffered and permitted, subject to the provisions of this Article, to possess, use, manage, operate and enjoy the Collateral (other than any cash and securities constituting part of the Collateral and deposited with the Trustee) and to collect, receive, use, invest and dispose of the rents, issues, tolls, profits, revenues and other income from the Collateral, with power, in the ordinary course of business, freely and without hindrance on the part of the Trustee or of the Holders, to use, consume and dispose, subject to the provisions of this Indenture and except as contemplated in the Mortgages, of any thereof, and to alter, repair and change the position of any of its Collateral, provided that, such alterations, repairs or changes shall not diminish the value thereof or impair the lien of this Indenture and the Mortgages thereon or affect materially the income from such Collateral and to deal with, exercise any and all rights under, receive and enforce performance under, and adjust and settle all matters relating to current performance of, choses in action, leases and contracts, in accordance with the By-Laws of the REIT and the leasing and management and leasing guidelines adopted from time to time by the Trust Managers.

 SECTION 1302.   Releases.

     The REIT shall have the right, from time to time, to sell or otherwise dispose of any part of the Collateral (except cash, securities and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder) and the Trustee shall, from time to time, release the Collateral so sold or disposed of from the lien hereof and the related Mortgages, but only upon receipt by the Trustee of the following:

    (a) A Resolution of the Trust Managers requesting such release and describing the Collateral to be released.

    (b) An Officers' Certificate (together with a certificate of Appraiser as to the matters contained in items (iv) and (v) below) setting forth in substance as follows:

          (i) that the REIT has sold or disposed of or has contracted to sell or dispose of the Collateral so requested to be released and the amount of the net proceeds from such sale or disposition;

          (ii)  the portion of the net proceeds which the Trust
    Managers deem necessary or appropriate to protect the interest of the Holders;

          (iii) that no Event of Default exists;

          (iv) that, in the opinion of the signers, the proposed release will not impair the security under this Indenture and the Mortgages in contravention of the Provisions hereof and thereof and that all conditions precedent herein provided for relating to such release have been complied with; and

          (v) the fair value of the Collateral to be released at the date of the Officer's Certificate.

    (c) Delivery to the Trustee for deposit in accordance with the terms of the Officer's Certificate an amount equal to the amount of the net proceeds specified in Subsection (b)(ii) above, which shall in no event be less than the Property Acquisition Costs less the Prior Lien Obligations related thereto as specified in such Officer's Certificate.

     (d) An Opinion of Counsel stating that all conditions precedent to the release of the Collateral have been complied with.

     Notwithstanding the foregoing, upon a defeasance of the Notes pursuant to Section 1112 or a satisfaction and discharge pursuant to Section 501, the Trustee shall release or cause to be released the liens of the Mortgages upon receipt of the items referred to in subsections (a), (b) (with respect to clause (v) thereof) and (d) above, together with satisfaction of each of the conditions necessary pursuant to Section 1112 or 501, respectively.

 SECTION 1303.   Powers Exercisable Notwithstanding Default.

     While in possession of all or substantially all of the Collateral (other than any cash and securities constituting a part thereof and deposited with the Trustee), the REIT may exercise the powers conferred upon it in the Sections of this Article even though it is prohibited from doing so while an Event of Default exists as provided therein, if the Trustee in its discretion, or the Holders of not less than 66-2/3% in principal amount of the Notes Outstanding shall consent to such action, in which event none of the instruments required to be furnished to the Trustee under any of such Sections as a condition to the exercise of such powers needs state that no Event of Default exists as provided therein.

 SECTION 1304.   Powers Exercisable by Trustee or Receiver.

     In case all or substantially all of the Collateral (other than any cash and securities constituting part thereof and deposited with the Trustee) shall be in the possession of a trustee or receiver lawfully appointed, the powers hereinbefore in this Article conferred upon the REIT with respect to the sale or other disposition and release of Collateral may be exercised by such trustee or receiver (with the consent of the Trustee or Noteholders specified in Section 1303),in which case a written request signed by such receiver or trustee shall be deemed the equivalent of any Resolution of the Trust
 Managers required by this Article and a certificate signed by such trustee or receiver shall be deemed the equivalent of any Officers' Certificate required by this Article and such
 certificate need not state that no Event of Default exists.   If
 the Trustee shall be in possession of the Collateral under any of the Mortgages, such powers may be exercised by the Trustee in its discretion.

 SECTION 1305.   Purchaser Protected.

     No purchaser in good faith of Collateral purporting to be released herefrom shall be bound to ascertain the authority of the Trustee to execute the release or to inquire as to the existence of any conditions herein prescribed for the exercise of such authority; nor shall any purchaser or grantee of any property or rights permitted by this Article to be sold or otherwise disposed of by the REIT be under any obligation to ascertain or inquire into the authority of the REIT to make any
 such sale or other disposition.   Any release executed by the
 Trustee under this Article shall be sufficient for the Purpose of this Indenture and the related Mortgage and shall constitute a good and valid release of the Collateral from the lien hereof and thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and with respect to the Trustee, its seal to be hereunto affixed and attested, all as of the day and year first above written.

                         TRAMMELL CROW REAL ESTATE INVESTORS


                         By
                            ------------------------------------

 Attest:


 -----------------------


                         J.  HENRY SCHRODER BANK & TRUST
                         COMPANY,  Trustee


                         By
                            ------------------------------------


 Attest:


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  STATE OF NEW YORK         )
                            )      ss.:
  COUNTY OF NEW YORK        )



         On the 27th day of November, 1985, before me personally
   came                                    , to me known, who, being by me
   duly sworn, did depose and say that he is                             of
   Trammell Crow Real Estate Investors, a real estate investment trust described in and which executed the foregoing instrument; and that he signed his name thereto by like authority.


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   STATE OF NEW YORK        )
                            )     ss.:
   COUNTY OF NEW YORK       )


         On the 27th day of November, 1985, before me personally came George R. Sievers, to me known, who, being by me duly sworn, did depose and say that he is Senior Vice President of J. Henry Schroder Bank & Trust Company, a banking corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


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